             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                             VARI-EXCEPTIONAL LIFE

This Prospectus provides important information about Vari-Exceptional Life, an individual flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company on Policy Form No. 1018-87 and on Policy Form No. 1018-91. The VEL 87 Policies and VEL 91 Policies differ in certain respects, as described in the SUMMARY and referenced sections of this Prospectus. The policies are funded through the VEL Account, a separate investment account of the Company that is referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund:


ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund
Select Capital Appreciation Fund
Select Value Opportunity Fund
Select Emerging Markets Fund
Select International Equity Fund
Select Growth Fund
Select Strategic Growth Fund

Core Equity Fund

Equity Index Fund
Select Growth and Income Fund

Select Investment Grade Income Fund

Government Bond Fund
Money Market Fund


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Money Market Portfolio


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity VIP II Asset Manager Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe International Stock Portfolio


DELAWARE GROUP PREMIUM FUND

DGPF International Equity Series

THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


CORRESPONDENCE MAY BE MAILED TO:
ALLMERICA LIFE
P.O. BOX 8014
BOSTON, MA 02266-8014


DATED MAY 1, 2000
440 LINCOLN STREET
WORCESTER, MASSACHUSETTS 01653
(508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF POLICY FEATURES..................................      12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE
 UNDERLYING FUNDS...........................................      21
INVESTMENT OBJECTIVES AND POLICIES..........................      24
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      26
VOTING RIGHTS...............................................      27
THE POLICIES................................................      28
  Applying for the Policy...................................      28
  Free-Look Period..........................................      28
  Conversion Privileges.....................................      29
  Premium Payments..........................................      29
  Paid-Up Insurance Option..................................      30
  Allocation of Net Premiums................................      31
  Transfer Privilege........................................      31
  Death Proceeds............................................      32
  Sum Insured Options.......................................      33
  Change in Sum Insured Option..............................      35
  Change in the Face Amount.................................      35
  Policy Value and Surrender Value..........................      36
  Death Proceeds Payment Options............................      38
  Optional Insurance Benefits...............................      38
  Policy Surrender..........................................      38
  Partial Withdrawals.......................................      38
CHARGES AND DEDUCTIONS......................................      40
  Tax Expense Charge........................................      40
  Monthly Deductions from the Policy Value..................      40
  Charges Against Assets of the Separate Account............      42
  Surrender Charge..........................................      43
  Transfer Charges..........................................      46
  Charge for Increase in the Face Amount....................      46
  Other Administrative Charges..............................      46
POLICY LOANS................................................      47
  Loan Interest.............................................      47
  Repayment of Loans........................................      47
  Effect of Policy Loans....................................      48
POLICY TERMINATION AND REINSTATEMENT........................      48
  Termination...............................................      48
  Reinstatement under VEL 87 Policies.......................      49
  Reinstatement under VEL 91 Policies.......................      50
OTHER POLICY PROVISIONS.....................................      51
  Policyowner...............................................      51
  Beneficiary...............................................      51
  Incontestability..........................................      51
  Suicide...................................................      51
  Age and Sex...............................................      51
  Assignment................................................      51
  Postponement of Payments..................................      52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      53
DISTRIBUTION................................................      54

REPORTS.....................................................      54
LEGAL PROCEEDINGS...........................................      55
FURTHER INFORMATION.........................................      55
INDEPENDENT ACCOUNTANTS.....................................      55
FEDERAL TAX CONSIDERATIONS..................................      55
  THE COMPANY AND THE SEPARATE ACCOUNT......................      55
  TAXATION OF THE POLICIES..................................      56
  POLICY LOANS..............................................
  MODIFIED ENDOWMENT CONTRACTS..............................      57
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      58
  GENERAL DESCRIPTION.......................................      58
  GENERAL ACCOUNT VALUES AND POLICY LOANS...................      58
  THE POLICIES..............................................      59
FINANCIAL STATEMENTS........................................      59
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
 AND ACCUMULATED PREMIUMS...................................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES --
 VEL 87 POLICIES............................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES --
 VEL 91 POLICIES............................................     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date for a VEL 91 Policy or the Maturity Date for a VEL 87 Policy, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the VEL 91 Policy.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specifications pages of the Policy.


FINAL PREMIUM PAYMENT DATE: Under a VEL 91 Policy, the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date under a VEL 91 Policy is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date or Maturity Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.


GUIDELINE MINIMUM SUM INSURED: the minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE IN SUM INSURED OPTIONS -- "GUIDELINE MINIMUM SUM INSURED" under THE POLICIES.


INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MATURITY DATE: Under a VEL 87 Policy, the Maturity Date is the Policy anniversary nearest the Insured's 95th birthday. The Maturity Date is the latest date to which insurance may remain in force under a VEL 87 Policy. If the Insured under a VEL 87 Policy is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:

- You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

- Debt does not exceed Policy Value less surrender charges, then

- the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of the Policy prior to the Maturity Date or Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: a division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Fidelity Variable Insurance Products Fund or the Fidelity Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc., or the International Equity Series of the Delaware Group Premium Fund.


SUM INSURED: the amount payable upon the death of the Insured, before the Maturity Date or Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS ("FUNDS"): the Funds of the Allmerica Investment Trust ("Trust"), the Portfolios of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Series of the Delaware Group Premium Fund ("DGPF") available under the Policies.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Underlying Fund may be affected materially.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES


POLICY FEES AND CHARGES

THERE ARE COSTS RELATED TO THE INSURANCE AND INVESTMENT FEATURES OF THE POLICY. FEES AND CHARGES TO COVER THESE COSTS ARE DEDUCTED IN SEVERAL WAYS.

DEDUCTIONS FROM EACH PREMIUM
A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions. The tax expense charge is currently 2 1/2% but may be increased or decreased to reflect changing tax rates. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

Monthly Deductions from the Policy Value On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deduction") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE is made for administrative expenses. The charge is $25 per month for the first 12 Monthly Deductions and $5 per month thereafter. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. If the Policy is surrendered in the first Policy year, the first-year monthly administrative charges will be deducted at surrender in addition to any surrender charges which may be applicable. Under VEL 91 Policies, the Monthly Administrative Charge is not assessed after the Final Premium Payment Date.

As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policies for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT
A daily charge currently equivalent to an effective annual rate of 0.90% of the average daily net asset value of each Sub-Account of the Separate Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account."

The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See "Investment Options -- CHARGES OF THE UNDERLYING FUNDS," below.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn, or $25. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge

(described below). In addition to the transaction charge, a partial withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

CHARGE FOR INCREASE IN THE FACE AMOUNT
For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICIES -- "Change in the Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in the Face Amount."

TRANSFER CHARGE
The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICIES -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES UNDER VEL 91 POLICIES

At any time that a VEL 91 Policy is in effect, the Policyowner may elect to surrender the VEL 91 Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the VEL 91 Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than 12 years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted at surrender.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the VEL 91 Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering the Policy. The deferred sales charge is equal to 30% of the Guideline Annual Premium.

In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual charge imposed will be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 30% of premiums received. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT
In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. For more information, see THE POLICIES -- "Policy Surrender", CHARGES AND DEDUCTIONS -- "Surrender Charge", and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER
CHARGES -- VEL 91 POLICIES.

SURRENDER CHARGES UNDER VEL 87 POLICIES

At any time that a VEL 87 Policy is in effect, the Policyowner may elect to surrender the VEL 87 Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The surrender charge is only imposed if less than 12 years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted at surrender.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the VEL 87 Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium times a factor which is not greater than 1.0 and is as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As the factors used in calculating the deferred sales charge in (b) vary with the attained Age and Premium Class (smoker or non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the VEL 87 Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE FOR INCREASES IN THE FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in the Face Amount of a VEL 87 Policy. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT
In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. For more information, see THE POLICIES -- "Policy Surrender", CHARGES AND DEDUCTIONS -- "Surrender Charge", and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER
CHARGES -- VEL 91 POLICIES.

OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1999.



                                         MANAGEMENT FEE           OTHER EXPENSES            TOTAL FUND EXPENSES
                                           (AFTER ANY               (AFTER ANY                  (AFTER ANY
UNDERLYING FUND                        VOLUNTARY WAIVERS)   APPLICABLE REIMBURSEMENTS)    WAIVERS/REIMBURSEMENTS)
---------------                        ------------------   --------------------------   -------------------------
Select Aggressive Growth Fund........            0.81%*               0.06%              0.87%(1)(2)*
Select Capital Appreciation Fund.....            0.90%*               0.07%              0.97%(1)*
Select Value Opportunity Fund........            0.90%                0.07%              0.97%(1)(2)
Select Emerging Markets Fund.........            1.35%                0.57%              1.92%(1)(2)
Select International Equity Fund.....            0.89%                0.13%              1.02%(1)(2)
DGPF International Equity Series.....            0.83(4)              0.12%              0.95%(4)
Fidelity VIP Overseas Portfolio......            0.73%                0.18%              0.91(3)
T. Rowe Price International Stock
 Portfolio...........................            1.05%                0.00%              1.05%
Select Growth Fund...................            0.78%                0.05%              0.83%(1)(2)
Select Strategic Growth Fund.........            0.85%                0.35%              1.20%(1)(2)
Core Equity Fund.....................            0.43%                0.05%              0.48%(1)(2)
Fidelity VIP Growth Portfolio........            0.58%                0.08%              0.66%(3)
Equity Index Fund....................            0.28%                0.07%              0.35%(1)
Select Growth and Income Fund........            0.67%                0.07%              0.74%(1)(2)
Fidelity VIP Equity-Income
 Portfolio...........................            0.48%                0.09%              0.57%(3)
Fidelity VIP II Asset Manager
 Portfolio...........................            0.53%                0.10%              0.63%(3)
Fidelity VIP High Income Portfolio...            0.58%                0.11%              0.69%
Select Investment Grade Income
 Fund................................            0.43%                0.07%              0.50%(1)
Government Bond Fund.................            0.50%                0.12%              0.62%(1)
Money Market Fund....................            0.24%                0.05%              0.29%(1)
Fidelity VIP Money Market Fund.......            0.18%                0.09%              0.27%


* Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.


(1) Until further notice, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund, and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 1.01% for Select International Equity Fund, 1.88% for Select Emerging Markets, 0.84% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, 0.45% for Core Equity Fund, and 0.73% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.87% for the Fidelity VIP Overseas Portfolio; 0.56% for the Fidelity VIP Equity-Income Portfolio; 0.62% for the Fidelity VIP II Asset Manager Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.



(4) The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES


This Prospectus describes individual flexible premium variable life insurance policies ("Policy" or "Policies") which have been issued by Allmerica Financial Life Insurance and Annuity Company (the "Company") on Policy Form No. 1018-87 ("VEL 87 Policies") and on Policy Form No. 1018-91 ("VEL 91 Policies"). The VEL 87 Policies and VEL 91 Policies differ in certain respects, as described below and in the referenced sections of this Prospectus. You can determine whether you own a VEL 87 Policy or a VEL 91 Policy by checking the Form Number on the lower left-hand corner of the cover page of the Policy.


This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.


Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's Surrender Value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. The Policyowner contemplating surrender of the Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

There is no guaranteed minimum Policy Value. The value of the Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

DIFFERENCES BETWEEN VEL 87 POLICIES AND VEL 91 POLICIES

"MATURITY DATE" VERSUS "FINAL PREMIUM PAYMENT DATE"
Under VEL 87 Policies, the "Maturity Date" is the Policy anniversary nearest the Insured's 95th birthday. It is the latest date to which insurance may remain in force. If the Insured is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.

Under VEL 91 Policies, the "Final Premium Payment Date" is also the Policy anniversary nearest the Insured's 95th birthday. However, a VEL 91 Policy does not terminate on the Final Premium Payment Date. The Policyowner may surrender a VEL 91 Policy on or after the Final Premium Payment Date without the assessment of any surrender charge. If the VEL 91 Policy is not surrendered, the Company will not assess any further Monthly Deductions for the cost of insurance and administrative charges, and the Death Benefit under the VEL 91 Policy will equal the Policy Value (less any outstanding Debt).

DEFERRED ADMINISTRATIVE SERVICE CHARGE
Under VEL 87 Policies, the component of the surrender charge which is attributable to administrative services is $4.50 per thousand dollars of Face Amount. Under VEL 91 Policies, this charge is $8.50 per thousand dollars of Face Amount.

MAXIMUM SURRENDER CHARGES
Under VEL 87 Policies, the maximum surrender charge is computed by multiplying the otherwise applicable surrender charge by a factor which varies with the Age and smoker/nonsmoker status of the Insured, as set forth in APPENDIX
D --CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. Under VEL 91 Policies, the maximum surrender charge may be reduced by a dollar amount per thousand dollars of the Face Amount of the VEL 91 Policy, as set forth in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.

MINIMUM MONTHLY FACTOR GUARANTEE PERIODS
Under VEL 87 Policies, if the Policyowner pays premiums at least equal to the Minimum Monthly Factor, the VEL 87 Policy is guaranteed not to lapse during the 12 months following the issuance of the VEL 87 Policy or an increase in the Face Amount of the VEL 87 Policy. Under VEL 91 Policies, the 12-month period is currently extended to 48 months, with the guarantee that the period shall not be less than 36 months.

MINIMUM FACE AMOUNT FOLLOWING A DECREASE OR WITHDRAWAL
Under VEL 87 Policies, the minimum Face Amount following a requested decrease or withdrawal is $25,000. Under VEL 91 Policies, this amount is $50,000.

REINSTATEMENT PROVISIONS
If a VEL 87 Policy lapses and reinstatement is requested within one year of Date of Issue, the Policyowner is required to pay the Minimum Monthly factor multiplied by the number of months which elapsed since the date of default, plus the Minimum Monthly Factor for the next three months. If reinstatement occurred more than one year after the Date of Issue, the Policyowner must pay all unpaid first-year monthly administrative fees. Under VEL 91 Policies, the Policyowner is not required to pay these amounts. The period during which the charges are payable is suspended. Upon reinstatement, the charges resume from the date of default. See "Policy Lapse and Reinstatement" below, and POLICY TERMINATION AND REINSTATEMENT.

ABOUT THE POLICIES

THE FOLLOWING INFORMATION APPLIES TO BOTH VEL 87 POLICIES AND VEL 91 POLICIES, EXCEPT AS NOTED.

The Policies allow you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.


CONDITIONAL INSURANCE AGREEMENT
If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of a Conditional Insurance Agreement. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

ALLOCATION OF INITIAL PREMIUMS
Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICIES -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE-LOOK PERIOD
The Policies provide for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed,

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in the Policy), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:

    (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

    (2) the value of the amounts allocated to the Separate Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICIES -- "Free-Look Period."

CONVERSION PRIVILEGES
During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Class as the original Policy. See THE POLICIES -- "Conversion Privileges."

FLEXIBLE PREMIUM
The Policies are "flexible premium" policies because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policies, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policies will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months for a VEL 91 Policy (12 months for a VEL 87 Policy) after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or the Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in your Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:

    - you make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

POLICY VALUE AND SURRENDER VALUE
The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS
The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date under a VEL 91 Policy (the Maturity Date under a VEL 87 Policy), the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICIES -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED
Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Maturity Date for VEL 87 Policies or the Final Premium Payment Date for VEL 91 Policies, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICIES -- "Change in the Face Amount."

The minimum increase in the Face Amount is $10,000, and any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICIES -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS
You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, and Living Benefits Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

PARTIAL WITHDRAWALS
After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000 ($25,000 for a VEL 87 Policy).

A transaction charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICIES -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE
You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, the Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS -- "Policy Loans." Consult a qualified tax adviser. The preferred loan option is not available in all states.


POLICY LAPSE AND REINSTATEMENT
The provisions for Policy Lapse and Reinstatement differ slightly for VEL 87 Policies and VEL 91 Policies.

The failure to make premium payments will not cause a VEL 87 Policy or VEL 91 Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period for a certain period of months after the Date of Issue or following an increase in the Face Amount. This period is currently 48 months for a VEL 91 Policy and 12 months for a VEL 87 Policy. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments you have made, MINUS any Policy loans, withdrawals and withdrawal charges, and

    - the amount of the Minimum Monthly Factor (as set forth in the Policy) MULTIPLIED by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount.

If a VEL 87 Policy lapses, it may be reinstated within three years of the date of default (but not later than the Maturity Date). In order to reinstate, you must provide satisfactory Evidence of Insurability, and the payment of sufficient premium and of any unpaid first-year administrative charges which were due and not yet deducted. See POLICY TERMINATION AND REINSTATEMENT.

If a VEL 91 Policy lapses, it may be reinstated within three years of the date of default (but not later than the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.


INVESTMENT OPTIONS



The Policies permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account currently is comprised of 22 Sub-Accounts ("Sub-Accounts"). Of these 22 Sub-Accounts, 21 are available to the Policies. You may have allocations in up to 20 Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust (the "Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR"), T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund ("DGPF") managed by Delaware International Advisers, Ltd. with respect to the International Equity Series. You may transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE POLICIES -- "Transfer Privilege." The Trust,

Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:



ALLMERICA INVESTMENT TRUST  FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--------------------------  --------------------------------------------
Select Aggressive Growth    Fidelity VIP Overseas Portfolio
Fund
Select Capital              Fidelity VIP Equity-Income Portfolio
Appreciation Fund
Select Value Opportunity    Fidelity VIP Growth Portfolio
Fund
Select Emerging Markets     Fidelity VIP High Income Portfolio
Fund
Select International        Fidelity VIP Money Market Portfolio
Equity Fund
Select Growth Fund
Select Strategic Growth     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fund                        --------------------------------------------
Core Equity Fund            Fidelity VIP II Asset Manager Portfolio
Equity Index Fund
Select Growth and Income    T. ROWE PRICE INTERNATIONAL SERIES, INC.
Fund                        --------------------------------------------
Select Investment Grade     T. Rowe Price International Stock Portfolio
Income Fund
Government Bond Fund
Money Market Fund           DELAWARE GROUP PREMIUM FUND
                            --------------------------------------------
                            DGPF International Equity Series



Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds. The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


TAXATION OF THE POLICIES

The Policies generally are subject to the same federal income tax treatment as a conventional fixed benefit life insurance policies. Under current tax law, to the extent there is no change in benefits, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."


The Policy may be considered a "modified endowment contract" if it fails a "seven-pay" test at any time during the first seven Policy years or seven years, or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years of a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."


                            ------------------------


This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.



THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.



NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS


THE COMPANY



The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. As of December 31, 1999, the Company had over $17 billion in assets and over $26 billion of life insurance in force. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 21 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust


    - Fidelity Variable Insurance Products Fund



    - Fidelity Variable Insurance Products Fund II


    - T. Rowe Price International Series, Inc.


    - Delaware Group Premium Fund

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public, but solely to separate accounts of life insurance companies, such as the Separate Account.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and the Separate Account.


THE UNDERLYING FUNDS



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.


ALLMERICA INVESTMENT TRUST
Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds.


The Trust was established by First Allmerica as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS



The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with AFIMS to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS. Allmerica Asset Management, Inc., an indirect wholly owned subsidiary of AFC, is an affiliate of the Company.



Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.



The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, including sub-adviser fees, and should be read in conjunction with this Prospectus.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND


Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Five of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, and Fidelity VIP Money Market Portfolio.



Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II


Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Policy: the Fidelity VIP II Asset Manager Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers, with approximately $42.5 billion (as of December 31, 1999) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. An affiliate of Price-Fleming,
T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.

DELAWARE GROUP PREMIUM FUND


Delaware Group Premium Fund ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the DGPF International Equity Series. The Investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International").


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.

CORE EQUITY FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Core Equity Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative and involve greater risk of default or price changes than securities assigned a high-quality rating. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.


SELECT INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.


GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

FIDELITY VIP MONEY MARKET PORTFOLIO -- seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in high-quality money market instruments.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF,

ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by the Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust also are issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Funds currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes is made, the Company may endorse the Policies to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policies in the same proportion.

The number of votes which the Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing the Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                  THE POLICIES

APPLYING FOR THE POLICY

The Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT
It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Policies provide for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail a refund within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In other states the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, PLUS

(2) the value of the amounts allocated to the Separate Account, PLUS

(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to the Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in the Face Amount (assuming the Policy is in force), you may convert the Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policies do not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse.

You also may make unscheduled premium payments or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under the Policy. The minimum payment permitted under a MAP procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

PAID-UP INSURANCE OPTION

Upon Written Request, the Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Sub-Accounts to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding Debt.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the tax expense charge. In the application for the Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.


If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.


INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure the Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICIES -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in the Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

Prior to the Final Premium Payment Date or Maturity Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; PLUS

    - any additional insurance on the Insured's life that is provided by rider; MINUS

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.


After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the VEL 91 Policy. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.


SUM INSURED OPTIONS

The Policies provide two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by Written Request. There is no charge for a change in Option. Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.


                      GUIDELINE MINIMUM SUM INSURED TABLE



                    Age of Insured                  Percentage of
                   on Date of Death                 Policy Value
                   ----------------                 -------------
    40 and under..................................      250%
    45............................................      215%
    50............................................      185%
    55............................................      150%
    60............................................      130%
    65............................................      120%
    70............................................      115%
    75............................................      105%
    80............................................      105%
    85............................................      105%
    90............................................      105%
    95 and above..................................      100%


For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the

Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, the Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, the Policy with the Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus the Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, the Policy with a Face Amount of $50,000 and with a Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). A Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); a Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000 for a VEL 91 Policy ($25,000 for a VEL 87 Policy). A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICIES -- "Premium Payments."

CHANGE IN THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of the Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICIES -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $40,000 ($25,000 for a VEL 87 Policy). If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect the Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase,

    - the next most recent increases successively; and

    - the initial Face Amount. This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, PLUS

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See THE POLICIES -- "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE POLICIES -- "Applying for the Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. These choices also are available if the Policy is surrendered at the Final Premium Payment Date for a VEL 91 Policy, and at the Maturity Date for a VEL 87 Policy. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to the Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

POLICY SURRENDER

You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    - the Policy Value, MINUS

    - any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender, and the Policy, are received at the Principal Office. A surrender charge may be deducted when the Policy is surrendered. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of the Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000 ($25,000 for VEL 87 Policies).

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND
DEDUCTIONS --"Charges on Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE

Currently, a deduction of 2 1/2% of premiums for state and local premium taxes is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.

MONTHLY DEDUCTIONS FROM THE POLICY VALUE

Prior to the Final Premium Payment Date under a VEL 91 Policy (Maturity Date under a VEL 87 Policy), a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See THE POLICIES -- "Change in the Face Amount."

The Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date of a VEL 91 Policy.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date under a VEL 91 Policy or the Maturity Date under a VEL 87 Policy. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate for the initial Face Amount will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum

Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED -- If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

(a) Multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

(b) the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

    the Face Amount PLUS the Policy Value (if you selected Sum Insured Option
    2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICIES -- "Change in the Face Amount" and "Decreases."

COST OF INSURANCE RATES
Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as standard or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date (Maturity Date for a VEL 87 Policy), a monthly administrative charge will be deducted from the Policy Value. The charge is $25 per month for the first 12 monthly deductions, and $5 per month thereafter. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

OTHER CHARGES AND EXPENSES
Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policies provides for a contingent surrender charge which differs for VEL 91 Policies and VEL 87 Policies. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the Prospectus and sales literature.

SURRENDER CHARGE UNDER VEL 87 POLICIES
A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As the factors used in calculating the deferred sales charge in (b) vary with the Age and Premium Class (smoker versus non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES.

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0 as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $4.50 per thousand dollars of increase in Face Amount, plus (b) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (c) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount, and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of the Policy), the surrender charge will be applied in the following order:
(1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

SURRENDER CHARGE UNDER VEL 91 POLICIES
A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER
CHARGES -- VEL 91 POLICIES.

The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $8.50 per thousand dollars of an increase in the Face Amount, plus (b) 30% of the Policy Value on the date of the increase associated with the increase in the Face Amount, plus (c) 30% of premiums paid which are associated with the increase in the Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL
After the first Policy year, partial withdrawals of Surrender Value may be made under VEL 87 Policies and VEL 91 Policies. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000 for VEL 91 Policies ($25,000 for VEL 87 Policies).

A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in Face Amount,

    - second, the surrender charge for the next most recent increase successively,

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES for examples illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See THE POLICIES -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts, or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the conversion privilege, loan privilege or reallocate Policy Value within 20 days of the Date of Issue, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge and in addition to the 12 free transfers in the Policy year. See THE POLICIES -- "Conversion Privileges," and POLICY LOANS.

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of the Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

The Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00%.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.



There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). The preferred loan option may not be available in all states.


LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will transfer the Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various

Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months for a VEL 91 Policy (12 months for a VEL 87 Policy) after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase, or the Policy Change which causes a change in the Minimum Monthly Factor has been in force. The Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase for a VEL 91 Policy (12 months for a VEL 87 Policy), making payments equal to the Minimum Monthly Factor does not guarantee that the Policy will remain in force.

REINSTATEMENT UNDER VEL 87 POLICIES

A terminated VEL 87 Policy may be reinstated anytime within three years after the date of default and before the Maturity Date, if the VEL 87 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested less than 12 months either after the Date of Issue of the VEL 87 Policy or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (a) or (b):

Under (a), the minimum amount payable is the sum of the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested 12 months or more after the Date of Issue of the VEL 87 Policy or an increase in the Face Amount, you must pay the amount shown in (b) above.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 87 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 87 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the VEL 87 Policy increased by interest from the date the payment was received at the Principal Office;

    - plus an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement;

    - minus the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

REINSTATEMENT UNDER VEL 91 POLICIES

A terminated VEL 91 Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date if the VEL 91 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount of a VEL 91 Policy, you must pay the lesser of the amount shown in (a) or
(b).

Under (a), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the VEL 91 Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 91 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 91 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the VEL 91 Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex if death occurs prior to the Maturity Date or the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of the Policy loan and transfers, may be postponed whenever:

    - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    - an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director                            and Assistant Secretary (since 1992) of First
                                      Allmerica
Warren E. Barnes
  Vice President and Corporate        Vice President (since 1996) and Corporate Controller
  Controller                          (since 1998) of First Allmerica
Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica.
Mary Eldridge                         Secretary (since 1999) of First Allmerica; Secretary
  Secretary                           (since 1999) of Allmerica Investments, Inc.; and
                                      Secretary (since 1999) of Allmerica Financial
                                      Investment Management Services, Inc.
J. Kendall Huber                      Director, Vice President and General Counsel of First
  Director, Vice President and        Allmerica (since 2000); Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President & Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation.
John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Vice President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.; and President
                                      (since 1995) and Director (since 1996) of Allmerica
                                      Asset Management, Inc.
J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company
James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America
Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996 --1997) of Merrill Lynch & Co.;
                                      Associate, Investment Banking (1995) of Salomon
                                      Brothers, Inc.; Treasurer (since 2000) of Allmerica
                                      Investments, Inc., Allmerica Asset Management, Inc.
                                      and Allmerica Financial Investment Management
                                      Services, Inc.
John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica
Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President            Vice President (since 1993), and Treasurer
  Chief Financial Officer             (1993-2000) of First Allmerica
Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; President (since 1995) of
  Executive Officer                   Allmerica Financial Life Insurance and Annuity
                                      Company; Director (since 1990) of Allmerica
                                      Investments, Inc.; and Director and President (since
                                      1998) of Allmerica Financial Investment Management
                                      Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Director (since 1998) of The Hanover
                                      Insurance Company; Chief Executive Officer (1996 to
                                      1998) of Travelers Property & Casualty; Senior Vice
                                      President (1993 to 1996) of Aetna Life & Casualty
                                      Company
Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.

                                  DISTRIBUTION

Allmerica Investments, Inc., a subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays commissions to registered representatives who sell the Policies based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 11% of first-year or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS


The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after the Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.


                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policies and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of VEL Account of the Company as of December 31, 1999 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with the Department of Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of the Separate Account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.


POLICY LOANS



The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.



Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.


MODIFIED ENDOWMENT CONTRACTS


The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years or within seven years of a material change in the Policy exceeds the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.



If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.


Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.


GENERAL ACCOUNT VALUES AND POLICY LOANS


The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, at its sole discretion, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for the Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE. Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.


Policy loans also may be made from the Policy Value in the General Account.



DELAY OF PAYMENTS


Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE POLICIES

This Prospectus describes flexible premium variable life insurance Policies, and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.


SURRENDERS, PARTIAL WITHDRAWALS, AND TRANSFERS


If the Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.


The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

This Rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

Certain Riders May Not Be Available In All States.

                                   APPENDIX B
                         DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that otherwise would be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    - the rate in the Policy for the applicable payment option.

The following payment options currently are available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

    OPTION A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

    OPTION B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (1)  upon the death of the payee, with no further payments due
               (Life Annuity), or

          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

    OPTION C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee.
               Any unpaid balance plus accrued interest will be paid in a lump sum.

    OPTION D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

    OPTION E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

          (1)  in the same amount as the original amount; or

          (2)  in an amount equal to 2/3 of the original amount; or

          (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserves to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. Should a payee under Option B or E die prior to the due date of the second monthly payment, however, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                  ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Surrender Value, Death Benefit and Policy Value under representative VEL 91 Policies could vary over an extended period of time. The tables illustrate a VEL 91 Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a VEL 91 Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. For each set of illustrations, the first table illustrates the current cost of insurance rates and the second table illustrates the guaranteed cost of insurance rates as presently in effect.

The Surrender Values for Policy years 12 and later, the Death Benefits, and the Policy Values given in the tables would be the same for VEL 87 Policies issued with the same underwriting assumptions as the representative VEL 91 Policies (i.e., to a male, Age 30 or 45, under a standard Premium Class and qualifying for the non-smoker discount). However, the Surrender Values for a VEL 87 Policy would generally be slightly higher than for the VEL 91 Policy up until Policy Year 12, because of the generally lower surrender charges under a VEL 87 Policy.

ASSUMPTIONS

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).


The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if the premiums were invested each year to earn interest (after taxes) at 5%, compounded annually.


The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES
The amounts shown for the Death Proceeds and the Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges illustrations and the Guaranteed Cost of Insurance Charges illustrations, the Separate Account charges are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Separate Account.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and in 1999 ranged from an annual rate of 0.27% to an annual rate of 1.92% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for

Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund, and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90% and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6%, and 12% correspond to net annual rates of - 1.75%, 4.25% and 10.25%, respectively.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1
                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 4,410            0       2,935     250,000           0       3,145    250,000
          2                 9,041        2,604       6,001     250,000       3,217       6,614    250,000
          3                13,903        5,561       8,957     250,000       6,777      10,174    250,000
          4                19,008        8,540      11,801     250,000      10,565      13,826    250,000
          5                24,368       11,673      14,527     250,000      14,714      17,567    250,000
          6                29,996       14,690      17,136     250,000      18,957      21,403    250,000
          7                35,906       17,591      19,629     250,000      23,299      25,337    250,000
          8                42,112       20,367      21,998     250,000      27,735      29,365    250,000
          9                48,627       23,012      24,235     250,000      32,264      33,487    250,000
         10                55,469       25,515      26,330     250,000      36,879      37,694    250,000
         11                62,652       27,869      28,277     250,000      41,579      41,987    250,000
         12                70,195       30,050      30,050     250,000      46,347      46,347    250,000
         13                78,114       31,648      31,648     250,000      50,779      50,779    250,000
         14                86,430       33,081      33,081     250,000      55,297      55,297    250,000
         15                95,161       34,335      34,335     250,000      59,898      59,898    250,000
         16               104,330       35,396      35,396     250,000      64,578      64,578    250,000
         17               113,956       36,252      36,252     250,000      69,336      69,336    250,000
         18               124,064       36,879      36,879     250,000      74,163      74,163    250,000
         19               134,677       37,253      37,253     250,000      79,049      79,049    250,000
         20               145,821       37,346      37,346     250,000      83,987      83,987    250,000
       Age 60              95,161       34,335      34,335     250,000      59,898      59,898    250,000
       Age 65             145,821       37,346      37,346     250,000      83,987      83,987    250,000
       Age 70             210,477       32,896      32,896     250,000     109,554     109,554    250,000
       Age 75             292,995       16,689      16,689     250,000     136,793     136,793    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                   0       3,356    250,000
          2               3,857       7,254    250,000
          3               8,098      11,495    250,000
          4              12,852      16,113    250,000
          5              18,290      21,143    250,000
          6              24,184      26,629    250,000
          7              30,586      32,624    250,000
          8              37,543      39,174    250,000
          9              45,112      46,335    250,000
         10              53,353      54,168    250,000
         11              62,338      62,746    250,000
         12              72,136      72,136    250,000
         13              82,437      82,437    250,000
         14              93,773      93,773    250,000
         15             106,263     106,263    250,000
         16             120,048     120,048    250,000
         17             135,293     135,293    250,000
         18             152,182     152,182    250,000
         19             170,934     170,934    250,000
         20             191,806     191,806    250,000
       Age 60           106,263     106,263    250,000
       Age 65           191,806     191,806    250,000
       Age 70           333,731     333,731    387,128
       Age 75           561,890     561,890    601,222

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 4,410            0       2,914     250,000           0       3,124    250,000
          2                 9,041        2,563       5,960     250,000       3,173       6,570    250,000
          3                13,903        5,496       8,893     250,000       6,707      10,104    250,000
          4                19,008        8,452      11,713     250,000      10,466      13,727    250,000
          5                24,368       11,560      14,413     250,000      14,583      17,437    250,000
          6                29,996       14,547      16,993     250,000      18,788      21,234    250,000
          7                35,906       17,400      19,439     250,000      23,073      25,111    250,000
          8                42,112       20,108      21,739     250,000      27,427      29,058    250,000
          9                48,627       22,661      23,884     250,000      31,846      33,069    250,000
         10                55,469       25,042      25,858     250,000      36,317      37,132    250,000
         11                62,652       27,242      27,649     250,000      40,833      41,241    250,000
         12                70,195       29,245      29,245     250,000      45,386      45,386    250,000
         13                78,114       30,638      30,638     250,000      49,567      49,567    250,000
         14                86,430       31,817      31,817     250,000      53,777      53,777    250,000
         15                95,161       32,760      32,760     250,000      58,002      58,002    250,000
         16               104,330       33,444      33,444     250,000      62,230      62,230    250,000
         17               113,956       33,843      33,843     250,000      66,444      66,444    250,000
         18               124,064       33,920      33,920     250,000      70,621      70,621    250,000
         19               134,677       33,629      33,629     250,000      74,734      74,734    250,000
         20               145,821       32,922      32,922     250,000      78,752      78,752    250,000
       Age 60              95,161       32,760      32,760     250,000      58,002      58,002    250,000
       Age 65             145,821       32,922      32,922     250,000      78,752      78,752    250,000
       Age 70             210,477       21,383      21,383     250,000      96,595      96,595    250,000
       Age 75             292,995            0           0     250,000     106,325     106,325    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                   0       3,334    250,000
          2               3,810       7,207    250,000
          3               8,022      11,419    250,000
          4              12,742      16,003    250,000
          5              18,139      20,993    250,000
          6              23,985      26,431    250,000
          7              30,316      32,354    250,000
          8              37,174      38,805    250,000
          9              44,610      45,833    250,000
         10              52,677      53,492    250,000
         11              61,441      61,848    250,000
         12              70,976      70,976    250,000
         13              80,969      80,969    250,000
         14              91,930      91,930    250,000
         15             103,973     103,973    250,000
         16             117,231     117,231    250,000
         17             131,861     131,861    250,000
         18             148,045     148,045    250,000
         19             166,000     166,000    250,000
         20             185,988     185,988    250,000
       Age 60           103,973     103,973    250,000
       Age 65           185,988     185,988    250,000
       Age 70           322,403     322,403    373,988
       Age 75           539,910     539,910    577,704

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2
                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,470          100         937      75,937         168       1,006     76,006
          2                 3,014        1,256       2,093      77,093       1,460       2,297     77,297
          3                 4,634        2,389       3,226      78,226       2,804       3,641     78,641
          4                 6,336        3,533       4,336      79,336       4,235       5,039     80,039
          5                 8,123        4,719       5,423      80,423       5,787       6,491     81,491
          6                 9,999        5,881       6,484      81,484       7,396       7,998     82,998
          7                11,969        7,018       7,520      82,520       9,062       9,564     84,564
          8                14,037        8,129       8,531      83,531      10,786      11,188     86,188
          9                16,209        9,213       9,514      84,514      12,570      12,871     87,871
         10                18,490       10,269      10,470      85,470      14,415      14,616     89,616
         11                20,884       11,298      11,398      86,398      16,322      16,423     91,423
         12                23,398       12,297      12,297      87,297      18,292      18,292     93,292
         13                26,038       13,166      13,166      88,166      20,228      20,228     95,228
         14                28,810       14,005      14,005      89,005      22,230      22,230     97,230
         15                31,720       14,813      14,813      89,813      24,300      24,300     99,300
         16                34,777       15,588      15,588      90,588      26,439      26,439    101,439
         17                37,985       16,330      16,330      91,330      28,649      28,649    103,649
         18                41,355       17,037      17,037      92,037      30,930      30,930    105,930
         19                44,892       17,708      17,708      92,708      33,284      33,284    108,284
         20                48,607       18,342      18,342      93,342      35,711      35,711    110,711
       Age 60              97,665       22,170      22,170      97,170      64,098      64,098    139,098
       Age 65             132,771       21,672      21,672      96,672      80,793      80,793    155,793
       Age 70             177,576       18,618      18,618      93,618      98,351      98,351    173,351
       Age 75             234,759       11,963      11,963      86,963     115,531     115,531    190,531

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 237       1,075     76,075
          2               1,673       2,510     77,510
          3               3,253       4,090     79,090
          4               5,024       5,828     80,828
          5               7,037       7,740     82,740
          6               9,238       9,841     84,841
          7              11,649      12,151     87,151
          8              14,287      14,689     89,689
          9              17,177      17,478     92,478
         10              20,341      20,542     95,542
         11              23,807      23,908     98,908
         12              27,604      27,604    102,604
         13              31,665      31,665    106,665
         14              36,126      36,126    111,126
         15              41,027      41,027    116,027
         16              46,411      46,411    121,411
         17              52,326      52,326    127,326
         18              58,823      58,823    133,823
         19              65,962      65,962    140,962
         20              73,805      73,805    148,805
       Age 60           210,401     210,401    285,401
       Age 65           345,181     345,181    421,121
       Age 70           560,680     560,680    650,388
       Age 75           906,179     906,179    981,179

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,470          100         937      75,937         168       1,006     76,006
          2                 3,014        1,256       2,093      77,093       1,460       2,297     77,297
          3                 4,634        2,389       3,226      78,226       2,804       3,641     78,641
          4                 6,336        3,533       4,336      79,336       4,235       5,039     80,039
          5                 8,123        4,719       5,423      80,423       5,787       6,491     81,491
          6                 9,999        5,881       6,484      81,484       7,396       7,998     82,998
          7                11,969        7,018       7,520      82,520       9,062       9,564     84,564
          8                14,037        8,129       8,531      83,531      10,786      11,188     86,188
          9                16,209        9,213       9,514      84,514      12,570      12,871     87,871
         10                18,490       10,269      10,470      85,470      14,415      14,616     89,616
         11                20,884       11,298      11,398      86,398      16,322      16,423     91,423
         12                23,398       12,297      12,297      87,297      18,292      18,292     93,292
         13                26,038       13,166      13,166      88,166      20,228      20,228     95,228
         14                28,810       14,005      14,005      89,005      22,230      22,230     97,230
         15                31,720       14,813      14,813      89,813      24,300      24,300     99,300
         16                34,777       15,588      15,588      90,588      26,439      26,439    101,439
         17                37,985       16,330      16,330      91,330      28,649      28,649    103,649
         18                41,355       17,037      17,037      92,037      30,930      30,930    105,930
         19                44,892       17,708      17,708      92,708      33,284      33,284    108,284
         20                48,607       18,342      18,342      93,342      35,711      35,711    110,711
       Age 60              97,665       21,807      21,807      96,807      63,665      63,665    138,665
       Age 65             132,771       20,478      20,478      95,478      79,279      79,279    154,279
       Age 70             177,576       15,421      15,421      90,421      94,084      94,084    169,084
       Age 75             234,759        4,335       4,335      79,335     104,900     104,900    179,900

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 237       1,075     76,075
          2               1,673       2,510     77,510
          3               3,253       4,090     79,090
          4               5,024       5,828     80,828
          5               7,037       7,740     82,740
          6               9,238       9,841     84,841
          7              11,649      12,151     87,151
          8              14,287      14,689     89,689
          9              17,177      17,478     92,478
         10              20,341      20,542     95,542
         11              23,807      23,908     98,908
         12              27,604      27,604    102,604
         13              31,665      31,665    106,665
         14              36,126      36,126    111,126
         15              41,027      41,027    116,027
         16              46,411      46,411    121,411
         17              52,326      52,326    127,326
         18              58,823      58,823    133,823
         19              65,962      65,962    140,962
         20              73,805      73,805    148,805
       Age 60           209,880     209,880    284,880
       Age 65           343,219     343,219    418,727
       Age 70           554,647     554,647    643,390
       Age 75           889,999     889,999    964,999

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES
                                VEL 87 POLICIES

A separate surrender charge is calculated upon issuance of a VEL 87 Policy and upon each increase in Face Amount. The maximum Surrender Charge calculated upon issuance of the VEL 87 Policy is equal to $4.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as indicated on pages D-1 and D-2. The maximum surrender charge for an increase in Face Amount is $4.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as indicated on pages D-1 and D-2. The calculation may be summarized in the following formula:

                                              Face
                                             Amount)
        Maximum Surrender Charge = (4.5 X  ----------- + (0.3 X Guideline Annual Premium X Factor)
                                              1000

The maximum surrender charge remains level for the first 44 policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class as indicated in the table below.

            FACTORS USED IN CALCULATION OF MAXIMUM SURRENDER CHARGES
                               NON-SMOKER FACTORS

AGE      FACTOR      AGE      FACTOR      AGE      FACTOR
---      ------      ---      ------      ---      ------

 18      1.0000      39       0.8600      60       0.6500
 19      1.0000      40       0.8500      61       0.6400
 20      1.0000      41       0.8400      62       0.6300
 21      1.0000      42       0.8300      63       0.6200
 22      1.0000      43       0.8200      64       0.6100
 23      1.0000      44       0.8100      65       0.6000
 24      1.0000      45       0.8000      66       0.5900
 25      1.0000      46       0.7900      67       0.5800
 26      0.9900      47       0.7800      68       0.5700
 27      0.9800      48       0.7700      69       0.5600
 28      0.9700      49       0.7600      70       0.5500
 29      0.9600      50       0.7500      71       0.5400
 30      0.9500      51       0.7400      72       0.5300
 31      0.9400      52       0.7300      73       0.5200
 32      0.9300      53       0.7200      74       0.5100
 33      0.9200      54       0.7100      75       0.5000
 34      0.9100      55       0.7000      76       0.4900
 35      0.9000      56       0.6900      77       0.4800
 36      0.8900      57       0.6800      78       0.4700
 37      0.8800      58       0.6700      79       0.4600
 38      0.8700      59       0.6600      80       0.4500

                                 SMOKER FACTORS

AGE      FACTOR      AGE      FACTOR      AGE      FACTOR
---      ------      ---      ------      ---      ------

  0      0.8000      27       0.7833      54       0.5583
  1      0.8000      28       0.7750      55       0.5500
  2      0.8000      29       0.7667      56       0.5417
  3      0.8000      30       0.7583      57       0.5333
  4      0.8000      31       0.7500      58       0.5250
  5      0.8000      32       0.7417      59       0.5167
  6      0.8000      33       0.7333      60       0.5083
  7      0.8000      34       0.7250      61       0.5000
  8      0.8000      35       0.7167      62       0.4917
  9      0.8000      36       0.7083      63       0.4833
 10      0.8000      37       0.7000      64       0.4750
 11      0.8000      38       0.6917      65       0.4667
 12      0.8000      39       0.6833      66       0.4583
 13      0.8000      40       0.6750      67       0.4500
 14      0.8000      41       0.6667      68       0.4417
 15      0.8000      42       0.6583      69       0.4333
 16      0.8000      43       0.6500      70       0.4250
 17      0.8000      44       0.6417      71       0.4167
 18      0.8000      45       0.6333      72       0.4083
 19      0.8000      46       0.6250      73       0.4000
 20      0.8000      47       0.6167      74       0.3917
 21      0.8000      48       0.6083      75       0.3833
 22      0.8000      49       0.6000      76       0.3750
 23      0.8000      50       0.5917      77       0.3667
 24      0.8000      51       0.5833      78       0.3583
 25      0.8000      52       0.5750      79       0.3500
 26      0.7917      53       0.5667      80       0.3417

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 87 Policy. In this example the Guideline Annual Premium equals $1,740.95, and the factor is 0.8000. The maximum surrender charge at issue is calculated as follows:

    (1)  Deferred Administrative Charge                                              $450.00
         ($4.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                       $417.83
         (30% of Guideline Annual Premium X Factor from
         page D-1)

           Maximum Surrender Charge                                                  $867.83

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1)  Deferred Administrative Charge                                              $450.00
         ($4.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                        Varies
         (30% of Premiums Paid associated with the initial Face
         Amount)
                                                                  --------------------------

                                                                          Sum of (1) and (2)

The maximum surrender charge is $867.83. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the VEL 87 Policy in the 10th Policy month, having paid total premiums of $1,000. The actual surrender charge would be $750. If, instead of $1,000, total premiums of $1,392.76 or greater had been paid, the actual surrender charge would be $867.83.

Example 2:

Assume the Policyowner surrenders the VEL 87 Policy in the 54th month, having paid total premiums of $1,000. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($8.6783 per month in this example). In this example the maximum surrender charge would be $781.05. The actual surrender charge would be $750. If instead of $1,000, total premiums of $1,103.50 or greater had been paid, the actual surrender charge would be $781.05.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of a VEL 87 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62 and the factor is
 .7800.

The maximum surrender charge for the increase is $1,325.90 as calculated below:

    (1)  Deferred Administrative Charge                                              $675.00
         ($4.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                       $650.90
         (30% of Guideline Annual Premium for the increase X
         Factor)

           Maximum Surrender Charge                                                $1,325.90

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

    (1)  Deferred Administrative Charge                                              $675.00

    (2)  Deferred Sales Charge                                                        Varies
         (30% of the Policy Value, on the effective date of the
         increase,
         associated with the increase)

    (3)  (30% of Premiums paid associated the increase)                               Varies
                                                                  --------------------------

                                                                    Sum of (1), (2), and (3)

To calculate the actual surrender charge, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

    (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

    (b) Premium is associated with the base policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

    (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,000 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 87 Policy on the effective date of the increase is $900. The following values result when the VEL 87 Policy is surrendered in the 54th policy month.

    (a) Related to the Initial Face Amount

       (i) The maximum surrender charge began to decrease in the 44th policy month and now equals $781.05.

       (ii) The actual surrender charge is the lesser of $781.05 and the following sum.

(1)  Deferred Administrative Charge                                                  $450.00

(2)  30% of premium paid before the increase                                         $300.00

(3)  11.55% (.30 X .385) of premium paid after the increase                          $231.00

                                                                                     $981.00

The actual surrender charge for the initial Face Amount is thus $781.05.

    (a) Related to the Increase in Face Amount

       (i) The maximum surrender charge is $1,325.90, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

       (ii) The actual surrender charge is the lesser of $1,325.90 and the following sum.

(1)  Deferred Administrative Charge                                                  $675.00

(2)  18.45% (.30 X .615) of the $900 Policy Value on the                             $166.05
     effective date of the increase

(3)  18.45% of the $2,000.00 of premium paid after the increase                      $369.00

                                                                                   $1,210.05

The surrender charge for the increase in Face Amount is $1,210.05. The total surrender charge on the VEL 87 Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $1,991.10 (the sum of $781.05 + $1,210.05).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charges. In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the VEL 87 Policy in the 54th Policy month, the maximum surrender charge for the increase is $1,283.40 (the difference of $1,325.90 X $42.50) and the actual surrender charge for the increase is $1,167.55 (the difference of $1,210.05 X $42.50). The total surrender charge on the Policy is $1,948.60 (the sum of $781.05 + $1,167.55).

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES
                                VEL 91 POLICIES

A separate surrender charge is calculated upon issuance of the VEL 91 Policy and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the VEL 91 Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

        Maximum Surrender Charge = (8.5 X  Face Amount ) + (0.3 X Guideline Annual Premium X Factor)
                                           -----------
                                              1000

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge at certain ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in the Face Amount) as shown on pages E-1 and E-2.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (smoker) under a VEL 91 Policy, as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------

    0                  8.60                 7.86                 8.46
    1                  8.57                 7.86                 8.44
    2                  8.67                 7.95                 8.53
    3                  8.78                 8.05                 8.64
    4                  8.89                 8.15                 8.75
    5                  9.02                 8.25                 8.86
    6                  9.14                 8.35                 8.98
    7                  9.28                 8.45                 9.11
    8                  9.42                 8.56                 9.25
    9                  9.58                 8.68                 9.40
   10                  9.74                 8.80                 9.55
   11                  9.92                 8.93                 9.72
   12                 10.10                 9.06                 9.89
   13                 10.29                 9.20                10.07
   14                 10.49                 9.34                10.26
   15                   N/A                 9.50                10.45
   16                   N/A                 9.65                  N/A
   17                   N/A                 9.82                  N/A
   18       10.04       N/A       9.37      9.99       9.91       N/A
   19       10.20       N/A       9.52     10.16      10.06       N/A

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
   20       10.36       N/A       9.67     10.34      10.22       N/A
   21       10.53       N/A       9.83     10.53      10.39       N/A
   22         N/A       N/A      10.00       N/A        N/A       N/A
   23         N/A       N/A      10.17       N/A        N/A       N/A
   24         N/A       N/A      10.35       N/A        N/A       N/A
 25-74        N/A       N/A        N/A       N/A        N/A       N/A
   75         N/A     46.14        N/A       N/A        N/A       N/A
   76         N/A     46.06        N/A       N/A        N/A       N/A
   77         N/A     45.91        N/A       N/A        N/A     45.84
   78       44.57     45.73        N/A       N/A      44.51     45.59
   79       44.28     45.52        N/A     44.01      44.20     45.31
   80       44.00     45.33      43.13     43.63      43.88     45.02

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 91 Policy. In this example the Guideline Annual Premium equals $1,740.95. The maximum surrender charge at issue is calculated as follows:

    (1)  Deferred Administrative Charge                                           $850.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                    $522.29
         (30% of Guideline Annual Premium)

           Maximum Surrender Charge                                             $1,372.29

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1)  Deferred Administrative Charge                                           $850.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                     Varies
         (30% of Premiums Paid associated with the initial Face
         Amount)
                                                                       ------------------
                                                                       Sum of (1) and (2)

The maximum surrender charge is $1,372.29. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the VEL 91 Policy in the 10th Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, total premiums of $1,740.95 or greater had been paid, the actual surrender charge would be $1,372.29.

Example 2:

Assume the Policyowner surrenders the VEL 91 Policy in the 54th Policy month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13.7229 per month in this example). In this example the maximum surrender charge would be $1,235.06. The actual surrender charge is $1,235.06. If instead of $1,500, total premiums of less than $1,283.52 had been paid, the actual surrender charge would be less than $1,235.06.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the VEL 91 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th Monthly Payment Date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

    (1)  Deferred Administrative Charge                                         $1,275.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                                    $834.49
         (30% of Guideline Annual Premium for the increase X Factor)

           Maximum Surrender Charge                                             $2,109.49

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

    (1)  Deferred Administrative Charge                                         $1,275.00

    (2)  Deferred Sales Charge                                                     Varies
         (30% of the Policy Value, on the effective date of the
         increase, associated with the increase)

    (3)  (30% of Premiums paid associated the increase)                            Varies
                                                                       ------------------

                                                                 Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

    (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

    (b) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

    (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 91 Policy on the effective date of the increase is $1,300. The following values result when the VEL 91 Policy is surrendered in the 54th Policy month.

    (a) Related to the Initial Face Amount

       (i) The maximum surrender charge began to decrease in the 44th Policy month, and now equals $1,235.06

       (ii) The actual surrender charge is the lesser of $1,234.06 and the following sum.

    (1)  Deferred Administrative Charge                                           $850.00

    (2)  30% of premium paid before the increase                                  $450.00

    (3)  11.55% (.30 X .385) of premium paid after the increase                   $231.00

                                                                                $1,531.00

The actual surrender charge for the initial Face Amount is thus $1,235.06.

    (a) Related to the increase in Face Amount

1. The maximum surrender charge is $2,109.49, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

2. The actual surrender charge is the lesser of $2,109.49 and the following sum.

    (1)  Deferred Administrative Charge                                         $1,275.00

    (2)  18.45% (.30 X .615) of the $1,300 Policy Value on the                    $369.00
         effective date of the increase

    (3)  18.45% of the $2,000.00 of premium paid after the increase             $1,883.85

The surrender charge for the increase in face amount is $1,883.85. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,118.91 (the sum of $1,235.06 + $1,883.85).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,066.99 (the difference of $2,109.49 - $42.50) and the actual surrender charge for the increase is $1,841.35 (the difference of $1,883.85 - $42.50).

The total surrender charge on the Policy is $3,076.41 (the sum of $1,235.06 + $1,841.35).

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The VEL 87 Policies were first offered to the public in 1987, and the VEL 91 Policies were first offered in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB) and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table IA and Table IB) under a "representative" Policy that is surrendered at the end of the applicable period. For more information on charges under the Policy, see CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or

    - other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

    - the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues, and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.


In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1999. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Table I(A-1), Table I(A-2) and Table I(B) are based on the INCEPTION DATES OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. Table I(A-1) and Table I(A-2) show Sub-Account performance net of all charges of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) of a representative VEL 87 Policy and of a VEL 91 Policy, respectively. Table I(B) shows Sub-Account performance net of total Underlying Fund expenses and all Sub-Account charges but does NOT reflect monthly charges or surrender charges under the VEL 87 Policy or the VEL 91 Policy.

Table II(A-1), Table II(A-2) and Table II(B) are based on the inception dates of the Underlying Funds. Table II(A-1) and Table II(A-2) show Sub-Account performance net of all charges of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) of a representative VEL 87 Policy and of a VEL 91 Policy, respectively. Table II(B) shows Sub-Account performance net of total Underlying Fund expenses and all Sub-Account charges but does NOT reflect monthly charges or surrender charges under the VEL 87 Policy or the VEL 91 Policy.

                                  TABLE I(A-1)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 87 POLICY


The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                      10 YEARS
                                                    ONE-YEAR                           OR LIFE
                                                      TOTAL              5         OF SUB-ACCOUNT
                UNDERLYING FUND                      RETURN            YEARS          (IF LESS)
Select Aggressive Growth Fund                            -56.38%          11.64%            12.74%
Select Capital Appreciation Fund                         -67.64%            N/A              8.23%
Select Value Opportunity Fund                            -92.90%           1.20%             2.66%
Select Emerging Markets Fund                             -33.33%            N/A            -37.91%
T. Rowe Price International Stock Portfolio              -60.91%            N/A              1.42%
Fidelity VIP Overseas Portfolio                          -53.01%           5.33%             5.82%
Select International Equity Fund                         -62.27%           6.58%             5.02%
DGPF International Equity Series                         -75.74%           0.87%             3.78%
Fidelity VIP Growth Portfolio                            -57.42%          18.33%            14.65%
Select Growth Fund                                       -63.88%          17.64%            12.57%
Select Strategic Growth Fund                             -75.49%            N/A            -54.47%
Core Equity Fund                                         -64.29%          13.65%            11.94%
Equity Index Fund                                        -71.82%          16.29%            14.86%
Fidelity VIP Equity-Income Portfolio                     -83.67%           6.65%             9.02%
Select Growth and Income Fund                            -73.50%           9.92%             8.42%
Fidelity VIP II Asset Manager Portfolio                  -79.67%           3.46%             2.98%
Fidelity VIP High Income Portfolio                       -82.14%          -1.69%             6.87%
Select Investment Grade Income Fund                      -89.78%          -5.50%             1.87%
Government Bond Fund                                     -88.78%          -6.77%            -1.46%
Money Market Fund                                        -84.63%          -7.62%            -0.75%
Fidelity VIP Money Market Portfolio                      -84.64%          -7.61%            -0.70%



The inception dates for the Sub-Accounts are: 11/19/87 for Core Equity; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; 6/4/98 for Select Emerging Markets, and 6/4/98 for Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE I(A-2)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 91 POLICY


The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                      10 YEARS
                                                   ONE-YEAR                            OR LIFE
                                                    TOTAL               5          OF SUB-ACCOUNT
UNDERLYING FUND                                     RETURN            YEARS           (IF LESS)
Select Aggressive Growth Fund                           -92.68%           10.11%            12.32%
Select Capital Appreciation Fund                       -100.00%             N/A              6.09%
Select Value Opportunity Fund                          -100.00%           -0.82%             1.80%
Select Emerging Markets Fund                            -69.62%             N/A            -59.66%
T. Rowe Price International Stock Portfolio             -97.21%             N/A             -1.33%
Fidelity VIP Overseas Portfolio                         -89.30%            3.52%             5.70%
Select International Equity Fund                        -98.56%            4.84%             3.68%
DGPF International Equity Series                       -100.00%           -1.17%             2.93%
Fidelity VIP Growth Portfolio                           -93.72%           17.04%            14.59%
Select Growth Fund                                     -100.00%           16.32%            12.15%
Select Strategic Growth Fund                           -100.00%             N/A            -71.66%
Core Equity Fund                                       -100.00%           12.20%            11.86%
Equity Index Fund                                      -100.00%           14.93%            14.74%
Fidelity VIP Equity-Income Portfolio                   -100.00%            4.90%             8.93%
Select Growth and Income Fund                          -100.00%            8.32%             7.92%
Fidelity VIP II Asset Manager Portfolio                -100.00%            1.56%             1.54%
Fidelity VIP High Income Portfolio                     -100.00%           -3.88%             6.77%
Select Investment Grade Income Fund                    -100.00%           -7.94%             1.73%
Government Bond Fund                                   -100.00%           -9.30%            -1.96%
Money Market Fund                                      -100.00%          -10.21%            -0.92%
Fidelity VIP Money Market Portfolio                    -100.00%          -10.20%            -0.87%



The inception dates for the Sub-Accounts are: 11/19/87 for Core Equity; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 6/4/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
 EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR VEL 91
                                     POLICY


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                  10 YEARS
                                                      ONE-YEAR                    OR LIFE
                                                       TOTAL           5       OF SUB-ACCOUNT
UNDERLYING FUND                                        RETURN        YEARS       (IF LESS)
Select Aggressive Growth Fund                              37.41%    22.23%        19.11%
Select Capital Appreciation Fund                           24.24%      N/A         20.32%
Select Value Opportunity Fund                              -5.56%    12.51%        10.44%
Select Emerging Markets Fund                               64.24%      N/A         23.69%
T. Rowe Price International Stock Portfolio                32.12%      N/A         14.66%
Fidelity VIP Overseas Portfolio                            41.35%    16.32%        10.43%
Select International Equity Fund                           30.53%    17.49%        14.45%
DGPF International Equity Series                           14.72%    12.21%        11.53%
Fidelity VIP Growth Portfolio                              36.20%    28.58%        18.87%
Select Growth Fund                                         28.64%    27.92%        18.95%
Select Strategic Growth Fund                               15.02%      N/A          6.94%
Core Equity Fund                                           28.17%    24.13%        16.26%
Equity Index Fund                                          19.33%    26.64%        19.54%
Fidelity VIP Equity-Income Portfolio                        5.37%    17.55%        13.47%
Select Growth and Income Fund                              17.36%    20.61%        15.00%
Fidelity VIP II Asset Manager Portfolio                    10.09%    14.59%        12.61%
Fidelity VIP High Income Portfolio                          7.18%     9.87%        11.43%
Select Investment Grade Income Fund                        -1.86%     6.42%         6.73%
Government Bond Fund                                       -0.67%     5.28%         4.88%
Money Market Fund                                           4.24%     4.52%         4.29%
Fidelity VIP Money Market Portfolio                         4.23%     4.53%         4.34%



The inception dates for the Sub-Accounts are: 11/19/87 for Core Equity; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 6/4/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                 TABLE II(A-1)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 87 POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                       10 YEARS
                                                    ONE-YEAR                           OR LIFE
                                                      TOTAL              5             OF FUND
UNDERLYING FUND                                      RETURN            YEARS          (IF LESS)
Select Aggressive Growth Fund                            -56.38%          11.64%             13.35%
Select Capital Appreciation Fund                         -67.64%            N/A               8.23%
Select Value Opportunity Fund                            -92.90%           1.20%              2.85%
Select Emerging Markets Fund                             -33.33%            N/A             -32.92%
T. Rowe Price International Stock Portfolio              -60.91%           3.02%              3.08%
Fidelity VIP Overseas Portfolio                          -53.01%           5.33%              5.82%
Select International Equity Fund                         -62.27%           6.58%              5.02%
DGPF International Equity Series                         -75.74%           0.87%              3.78%
Fidelity VIP Growth Portfolio                            -57.42%          18.33%             14.65%
Select Growth Fund                                       -63.88%          17.64%             13.20%
Select Strategic Growth Fund                             -75.49%            N/A             -41.75%
Core Equity Fund                                         -64.29%          13.65%             11.94%
Equity Index Fund                                        -71.82%          16.29%             14.95%
Fidelity VIP Equity-Income Portfolio                     -83.67%           6.65%              9.02%
Select Growth and Income Fund                            -73.50%           9.92%              8.36%
Fidelity VIP II Asset Manager Portfolio                  -79.67%           3.46%              7.61%
Fidelity VIP High Income Portfolio                       -82.14%          -1.69%              6.87%
Select Investment Grade Income Fund                      -89.78%          -5.50%              1.87%
Government Bond Fund                                     -88.78%          -6.77%             -0.87%
Money Market Fund                                        -84.63%          -7.62%             -0.75%
Fidelity VIP Money Market Portfolio                      -84.64%          -7.61%             -0.70%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 4/1/82 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                 TABLE II(A-2)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 91 POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                      10 YEARS
                                                   ONE-YEAR                            OR LIFE
                                                    TOTAL               5              OF FUND
UNDERLYING FUND                                     RETURN            YEARS           (IF LESS)
Select Aggressive Growth Fund                           -92.68%           10.11%            12.96%
Select Capital Appreciation Fund                       -100.00%             N/A              6.09%
Select Value Opportunity Fund                          -100.00%           -0.82%             2.00%
Select Emerging Markets Fund                            -69.62%             N/A            -49.67%
T. Rowe Price International Stock Portfolio             -97.21%            1.09%             1.73%
Fidelity VIP Overseas Portfolio                         -89.30%            3.52%             5.70%
Select International Equity Fund                        -98.56%            4.84%             3.69%
DGPF International Equity Series                       -100.00%           -1.17%             3.15%
Fidelity VIP Growth Portfolio                           -93.72%           17.04%            14.59%
Select Growth Fund                                     -100.00%           16.32%            12.81%
Select Strategic Growth Fund                           -100.00%             N/A            -58.76%
Core Equity Fund                                       -100.00%           12.20%            11.86%
Equity Index Fund                                      -100.00%           14.93%            14.83%
Fidelity VIP Equity-Income Portfolio                   -100.00%            4.90%             8.93%
Select Growth and Income Fund                          -100.00%            8.32%             7.88%
Fidelity VIP II Asset Manager Portfolio                -100.00%            1.56%             7.51%
Fidelity VIP High Income Portfolio                     -100.00%           -3.88%             6.77%
Select Investment Grade Income Fund                    -100.00%           -7.94%             1.73%
Government Bond Fund                                   -100.00%           -9.30%            -1.31%
Money Market Fund                                      -100.00%          -10.21%            -0.92%
Fidelity VIP Money Market Portfolio                    -100.00%          -10.20%            -0.87%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/28/95 for Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 4/1/82 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
 EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR VEL 91
                                     POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                10 YEARS
                                                      ONE-YEAR                   OR LIFE
                                                       TOTAL           5         OF FUND
UNDERLYING FUND                                        RETURN        YEARS      (IF LESS)
Select Aggressive Growth Fund                              37.41%    22.23%      19.62%
Select Capital Appreciation Fund                           24.24%      N/A       20.32%
Select Value Opportunity Fund                              -5.56%    12.51%      10.59%
Select Emerging Markets Fund                               64.24%      N/A       14.19%
T. Rowe Price International Stock Portfolio                32.12%    14.18%      12.43%
Fidelity VIP Overseas Portfolio                            41.35%    16.32%      10.43%
Select International Equity Fund                           30.53%    17.49%      14.45%
DGPF International Equity Series                           14.72%    12.21%      10.76%
Fidelity VIP Growth Portfolio                              36.20%    28.58%      18.87%
Select Growth Fund                                         28.64%    27.92%      19.48%
Select Strategic Growth Fund                               15.02%      N/A        5.93%
Core Equity Fund                                           28.17%    24.13%      16.26%
Equity Index Fund                                          19.33%    26.64%      19.58%
Fidelity VIP Equity-Income Portfolio                        5.37%    17.55%      13.47%
Select Growth and Income Fund                              17.36%    20.61%      14.87%
Fidelity VIP II Asset Manager Portfolio                    10.09%    14.59%      12.13%
Fidelity VIP High Income Portfolio                          7.18%     9.87%      11.43%
Select Investment Grade Income Fund                        -1.86%     6.42%       6.73%
Government Bond Fund                                       -0.67%     5.28%       5.27%
Money Market Fund                                           4.24%     4.52%       4.29%
Fidelity VIP Money Market Portfolio                         4.23%     4.53%       4.34%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/28/95 for Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 12/10/87 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999    1998    1997
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.5  $  0.5  $ 22.8
     Universal life and investment product
       policy fees..............................   328.1   267.4   212.2
     Net investment income......................   150.2   151.3   164.2
     Net realized investment (losses) gains.....    (8.7)   20.0     2.9
     Other income...............................    36.9     0.6     1.4
                                                  ------  ------  ------
         Total revenues.........................   507.0   439.8   403.5
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   173.6   153.9   187.8
     Policy acquisition expenses................    49.8    64.6     2.8
     Sales practice litigation..................    --      21.0    --
     Loss from cession of disability income
       business.................................    --      --      53.9
     Other operating expenses...................   151.3   104.1   101.3
                                                  ------  ------  ------
         Total benefits, losses and expenses....   374.7   343.6   345.8
                                                  ------  ------  ------
 Income before federal income taxes.............   132.3    96.2    57.7
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE
     Current....................................    15.5    22.1    13.9
     Deferred...................................    30.5    11.8     7.1
                                                  ------  ------  ------
         Total federal income tax expense.......    46.0    33.9    21.0
                                                  ------  ------  ------
 Net income.....................................  $ 86.3  $ 62.3  $ 36.7
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,354.2 and $1,284.6)............................  $ 1,324.6  $ 1,330.4
     Equity securities at fair value (cost of $25.2 and
       $27.4)............................................       32.6       31.8
     Mortgage loans......................................      223.7      230.0
     Policy loans........................................      166.8      151.5
     Real estate and other long-term investments.........       25.1       23.6
                                                           ---------  ---------
         Total investments...............................    1,772.8    1,767.3
                                                           ---------  ---------
   Cash and cash equivalents.............................      132.9      217.9
   Accrued investment income.............................       36.0       33.5
   Deferred policy acquisition costs.....................    1,156.4      950.5
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      287.2      308.0
   Other assets..........................................       64.8       46.9
   Separate account assets...............................   14,527.9   11,020.4
                                                           ---------  ---------
         Total assets....................................  $17,978.0  $14,344.5
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,274.7  $ 2,284.8
     Outstanding claims and losses.......................       13.7       17.9
     Unearned premiums...................................        2.6        2.7
     Contractholder deposit funds and other policy
       liabilities.......................................       44.3       38.1
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,335.3    2,343.5
                                                           ---------  ---------
   Expenses and taxes payable............................      216.8      146.2
   Reinsurance premiums payable..........................       17.9       45.7
   Deferred federal income taxes.........................       94.8       78.8
   Separate account liabilities..........................   14,527.9   11,020.4
                                                           ---------  ---------
         Total liabilities...............................   17,192.7   13,634.6
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,524 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      407.9
   Accumulated other comprehensive (loss) income.........       (2.6)      24.1
   Retained earnings.....................................      361.7      275.4
                                                           ---------  ---------
         Total shareholder's equity......................      785.3      709.9
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,978.0  $14,344.5
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999     1998     1997
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   407.9    386.9    346.3
     Issuance of common stock...................    15.8     21.0     40.6
                                                  ------   ------   ------
     Balance at end of period...................   423.7    407.9    386.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    24.1     38.5     20.5
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........   (41.1)   (23.4)    27.0
         Benefit (provision) for deferred
           federal income taxes.................    14.4      9.0     (9.0)
                                                  ------   ------   ------
                                                   (26.7)   (14.4)    18.0
                                                  ------   ------   ------
     Balance at end of period...................    (2.6)    24.1     38.5
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   275.4    213.1    176.4
     Net income.................................    86.3     62.3     36.7
                                                  ------   ------   ------
     Balance at end of period...................   361.7    275.4    213.1
                                                  ------   ------   ------
         Total shareholder's equity.............  $785.3   $709.9   $641.0
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999    1998    1997
 -------------                                 ------  ------  ------
 Net income..................................  $ 86.3  $ 62.3  $36.7
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (41.1)  (23.4)  27.0
     Benefit (provision) for deferred federal
       income taxes..........................    14.4     9.0   (9.0)
                                               ------  ------  -----
         Other comprehensive (loss) income...   (26.7)  (14.4)  18.0
                                               ------  ------  -----
     Comprehensive income....................  $ 59.6  $ 47.9  $54.7
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  86.3  $  62.3  $  36.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........      8.7    (20.0)    (2.9)
         Net amortization and depreciation...     (2.3)    (7.1)   --
         Sales practice litigation expense...    --        21.0    --
         Loss from cession of disability
           income business...................    --       --        53.9
         Deferred federal income taxes.......     30.5     11.8      7.1
         Payment related to cession of
           disability income business........    --       --      (207.0)
         Change in deferred acquisition
           costs.............................   (169.7)  (177.8)  (181.3)
         Change in reinsurance premiums
           payable...........................    (31.5)    40.8      3.9
         Change in accrued investment
           income............................     (2.5)     0.7      3.5
         Change in policy liabilities and
           accruals, net.....................     (8.4)   193.1    (72.4)
         Change in reinsurance receivable....     20.7    (56.9)    22.1
         Change in expenses and taxes
           payable...........................     64.1     55.4      0.2
         Other, net..........................    (14.8)   (28.5)    (7.1)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........    (18.9)    94.8   (343.3)
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    330.9    187.0    909.7
     Proceeds from disposals of equity
       securities............................     30.9     53.3      2.4
     Proceeds from disposals of other
       investments...........................      0.8     22.7     23.7
     Proceeds from mortgages matured or
       collected.............................     30.5     60.1     62.9
     Purchase of available-for-sale fixed
       maturities............................   (415.5)  (136.0)  (579.7)
     Purchase of equity securities...........    (20.2)   (30.6)    (3.2)
     Purchase of other investments...........    (44.1)   (22.7)    (9.0)
     Purchase of mortgages...................    --       (58.9)   (70.4)
     Other investing activities, net.........      2.0     (3.9)   --
                                               -------  -------  -------
         Net cash (used in) provided by
           investing activities..............    (84.7)    71.0    336.4
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     14.6    --       --
     Proceeds from issuance of stock and
       capital paid in.......................      4.0     21.0     19.2
                                               -------  -------  -------
         Net cash provided by financing
           activities........................     18.6     21.0     19.2
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (85.0)   186.8     12.3
 Cash and cash equivalents, beginning of
  period.....................................    217.9     31.1     18.8
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $ 132.9  $ 217.9  $  31.1
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes paid.......................  $   4.4  $  36.2  $   5.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed it's ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $35.5 million and total benefits, losses and expenses of $24.4 million. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998 and for the month of December, 1997.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities," the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there was one property remaining in the Company's real estate portfolio, which is being actively marketed. This asset is carried at the estimated fair value less costs of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the year ended December 31, 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (an indirect wholly-owned subsidiary of Allmerica Financial Corporation) years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life insurance via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999, 1998 and 1997, SMAFCO contributed $4.0 million, $21.0 million, and $40.6 million respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.8     $ 0.8       $--       $    6.6
States and political subdivisions.......       2.7       0.2       --             2.9
Foreign governments.....................      48.8       1.6         1.5         48.9
Corporate fixed maturities..............   1,096.0      58.0        17.7      1,136.3
Mortgage-backed securities..............     131.3       5.8         1.4        135.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,284.6     $66.4       $20.6     $1,330.4
                                          ========     =====       =====     ========
Equity securities.......................  $   27.4     $ 8.9       $ 4.5     $   31.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million and $4.2 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   54.5   $   54.8
Due after one year through five years.......................     349.1      347.2
Due after five years through ten years......................     652.9      637.1
Due after ten years.........................................     297.7      285.5
                                                              --------   --------
Total.......................................................  $1,354.2   $1,324.6
                                                              ========   ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net (depreciation) appreciation, end of year................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

1998
Net appreciation, beginning of year.........................    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (16.2)       (14.3)      (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1       --             7.1
Benefit from deferred federal income taxes..................       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 12.7       $  7.8      $ 20.5
                                                                ------       ------      ------
Net appreciation on available-for-sale securities...........      24.3         12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)      --            (9.8)
Provision for deferred federal income taxes.................      (5.1)        (3.9)       (9.0)
                                                                ------       ------      ------
                                                                   9.4          8.6        18.0
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 22.1       $ 16.4      $ 38.5
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(3.1) million, $0.9 million, and $1.3 million in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. The real estate investment was obtained by an affiliate through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $234.6 million and $244.5 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $2.4 million and $3.3 million at December 31, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there was one property remaining in the Company's real estate portfolio which is being actively marketed. Depreciation is not recorded on this asset while it is held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $136.1  $129.2
  Residential...............................................    18.5    18.9
  Retail....................................................    28.3    37.4
  Industrial/warehouse......................................    51.1    59.2
  Other.....................................................     3.0     3.1
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 60.7  $ 55.5
  Pacific...................................................    76.2    80.0
  East North Central........................................    35.9    41.4
  Middle Atlantic...........................................    20.1    22.5
  New England...............................................    29.9    26.9
  West South Central........................................     1.9     6.7
  Other.....................................................    12.3    14.8
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows:
2000 -- $40.8 million; 2001 -- $6.3 million; 2002 -- $11.2 million; 2003 --
$0.5 million; 2004 -- $23.7 million; and $141.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $ 3.3       $(0.8)       $0.1         $2.4
                                                                =====       =====        ====         ====
1998
Mortgage loans..............................................    $ 9.4       $(4.5)       $1.6         $3.3
                                                                =====       =====        ====         ====
1997
Mortgage loans..............................................    $ 9.5       $ 1.1        $1.2         $9.4
Real estate.................................................      1.7         3.7         5.4        --
                                                                -----       -----        ----         ----
    Total...................................................    $11.2       $ 4.8        $6.6         $9.4
                                                                =====       =====        ====         ====

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $11.4 million and $15.3 million, with related reserves of $0.7 million and $1.5 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $14.3 million, $17.0 million and $19.8 million, with related interest income while such loans were impaired of $1.5 million, $2.0 million and $2.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  OTHER

At December 31, 1999 and 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $107.2  $107.7  $130.0
Mortgage loans..............................................    19.0    25.5    20.4
Equity securities...........................................     0.4     0.3     1.3
Policy loans................................................    12.4    11.7    10.8
Real estate and other long-term investments.................     4.0     4.8     4.9
Short-term investments......................................     9.5     4.2     1.4
                                                              ------  ------  ------
    Gross investment income.................................   152.5   154.2   168.8
Less investment expenses....................................    (2.3)   (2.9)   (4.6)
                                                              ------  ------  ------
    Net investment income...................................  $150.2  $151.3  $164.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 1999, the Company had fixed maturities with a carrying value of $0.8 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net income of $1.2 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.2 million, $12.6 million and $21.1 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $1.4 million and $1.9 million in 1999, 1998, and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.1 million, $1.8 million and $2.1 million in 1999, 1998 and 1997, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $0.9 million and $0.7 million in 1999 and 1998, respectively. There was no income from limited partnerships included in other long-term investments in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998   1997
-------------                                                 ------  -----  -----
Fixed maturities............................................  $(18.8) $(6.1) $ 3.0
Mortgage loans..............................................     0.8    8.0   (1.1)
Equity securities...........................................     8.5   15.7    0.5
Real estate and other.......................................     0.8    2.4    0.5
                                                              ------  -----  -----
Net realized investment (losses) gains......................  $ (8.7) $20.0  $ 2.9
                                                              ======  =====  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
1999
Fixed maturities............................................     $162.3      $ 2.7   $4.3
Equity securities...........................................     $ 30.4      $10.1   $1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0   $2.0
Equity securities...........................................     $ 52.6      $17.5   $0.9
1997
Fixed maturities............................................     $702.9      $11.4   $5.0
Equity securities...........................................     $  1.3      $ 0.5   $--

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(18.0) million, $(5.6) million and
 $10.2 million in 1999, 1998 and 1997, respectively)........  $(33.4) $ (8.2) $20.3
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(3.6) million,
 $3.4 million and $1.2 million in 1999, 1998 and 1997,
 respectively)..............................................    (6.7)    6.2    2.3
                                                              ------  ------  -----
Other comprehensive (loss) income...........................  $(26.7) $(14.4) $18.0
                                                              ======  ======  =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  132.9  $  132.9  $  217.9  $  217.9
  Fixed maturities..........................................   1,324.6   1,324.6   1,330.4   1,330.4
  Equity securities.........................................      32.6      32.6      31.8      31.8
  Mortgage loans............................................     223.7     222.8     230.0     241.9
  Policy loans..............................................     166.8     166.8     151.5     151.5
                                                              --------  --------  --------  --------
                                                              $1,880.6  $1,879.7  $1,961.6  $1,973.5
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,048.0  $1,014.9  $1,069.4  $1,034.6
  Supplemental contracts without life contingencies.........      25.0      25.0      21.0      21.0
  Other individual contract deposit funds...................      19.3      19.3      17.0      17.0
                                                              --------  --------  --------  --------
                                                              $1,092.3  $1,059.2  $1,107.4  $1,072.6
                                                              ========  ========  ========  ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1999   1998   1997
-------------                                                 -----  -----  -----
Federal income tax expense
  Current...................................................  $15.5  $22.1  $13.9
  Deferred..................................................   30.5   11.8    7.1
                                                              -----  -----  -----
Total.......................................................  $46.0  $33.9  $21.0
                                                              =====  =====  =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred income tax (asset) liability represents the tax effects of temporary differences:

DECEMBER 31,
(IN MILLIONS)                                                  1999     1998
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(233.7) $(205.1)
  Deferred acquisition costs................................    339.7    278.8
  Investments, net..........................................     (4.0)    12.5
  Litigation reserves.......................................     (4.3)    (7.4)
  Bad debt reserve..........................................    --        (0.4)
  Other, net................................................     (2.9)     0.4
                                                              -------  -------
Deferred tax liability, net.................................  $  94.8  $  78.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $360.4 million and $291.7 million at December 31, 1999 and 1998, respectively. Gross deferred income tax assets totaled $265.6 million and $212.9 million at December 31, 1999 and 1998, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $173.9 million, $145.4 million and $124.1 million in 1999, 1998 and 1997 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $48.6 million and $16.4 million at December 31, 1999 and 1998, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1999 and 1998 for the disability income business were $241.5 million and $230.8 million, respectively, traditional life were $9.7 million and $11.4 million, respectively, and universal and variable universal life were $36.0 million and $65.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 41.3  $ 45.5  $ 48.8
  Assumed...................................................    --      --       2.6
  Ceded.....................................................   (40.8)  (45.0)  (28.6)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $  0.5  $ 22.8
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $210.6  $204.0  $226.0
  Assumed...................................................    --      --       4.2
  Ceded.....................................................   (37.0)  (50.1)  (42.4)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $173.6  $153.9  $187.8
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Balance at beginning of year................................  $  950.5  $765.3  $632.7
  Acquisition expenses deferred.............................     219.5   242.4   184.2
  Amortized to expense during the year......................     (49.8)  (64.6)  (53.1)
  Adjustment to equity during the year......................      36.2     7.4   (10.2)
  Adjustment for cession of disability income insurance.....     --       --     (38.6)
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........     --       --      50.3
                                                              --------  ------  ------
Balance at end of year......................................  $1,156.4  $950.5  $765.3
                                                              ========  ======  ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $240.7 million and $233.3 million at December 31, 1999 and 1998. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Statutory net income........................................  $  5.0  $ (8.2) $ 31.5
Statutory shareholder's surplus.............................  $342.7  $312.2  $309.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                                      INVESTMENT
                                                                        GRADE         MONEY        EQUITY      GOVERNMENT
                                                          GROWTH        INCOME       MARKET         INDEX         BOND
                                                        -----------   ----------   -----------   -----------   -----------
ASSETS:
Investments in shares of Allmerica Investment Trust...  $68,317,955   $9,242,564   $12,133,362   $35,666,419   $2,766,691
Investments in shares of Fidelity Variable Insurance
  Products Funds (VIP)................................           --          --             --            --           --
Investment in shares of T. Rowe Price International
  Series, Inc.........................................           --          --             --            --           --
Investment in shares of Delaware Group
  Premium Fund........................................           --          --             --            --           --
                                                        -----------   ----------   -----------   -----------   ----------
  Total assets........................................   68,317,955   9,242,564     12,133,362    35,666,419    2,766,691

LIABILITIES:                                                     --          --             --            --           --
                                                        -----------   ----------   -----------   -----------   ----------
  Net assets..........................................  $68,317,955   $9,242,564   $12,133,362   $35,666,419   $2,766,691
                                                        ===========   ==========   ===========   ===========   ==========

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life policies...  $66,090,681   $8,849,254   $11,108,961   $32,792,841   $2,508,871
  VEL Plus Series variable life policies..............    2,227,274     393,310      1,024,401     2,873,578      257,820
                                                        -----------   ----------   -----------   -----------   ----------
                                                        $68,317,955   $9,242,564   $12,133,362   $35,666,419   $2,766,691
                                                        ===========   ==========   ===========   ===========   ==========

Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999..............    9,249,879   3,830,904      6,341,325     6,365,699    1,701,287
    Net asset value per unit, December 31, 1999.......  $  7.145032   $2.309965    $  1.751836   $  5.151491   $ 1.474690
  VEL Plus Series:
    Units outstanding, December 31, 1999..............      308,358     168,423        578,437       551,791      172,939
    Net asset value per unit, December 31, 1999.......  $  7.223032   $2.335256    $  1.770980   $  5.207727   $ 1.490819

                                                          SELECT                                                      SELECT
                                                        AGGRESSIVE      SELECT      SELECT GROWTH   SELECT VALUE   INTERNATIONAL
                                                          GROWTH        GROWTH       AND INCOME     OPPORTUNITY       EQUITY
                                                        -----------   -----------   -------------   ------------   -------------
ASSETS:
Investments in shares of Allmerica Investment Trust...  $33,134,201   $24,091,717    $15,594,197     $8,209,652     $12,570,978
Investments in shares of Fidelity Variable Insurance
  Products Funds (VIP)................................           --            --             --             --              --
Investment in shares of T. Rowe Price International
  Series, Inc.........................................           --            --             --             --              --
Investment in shares of Delaware Group
  Premium Fund........................................           --            --             --             --              --
                                                        -----------   -----------    -----------     ----------     -----------
  Total assets........................................   33,134,201    24,091,717     15,594,197      8,209,652      12,570,978
LIABILITIES:                                                     --            --             --             --              --
                                                        -----------   -----------    -----------     ----------     -----------
  Net assets..........................................  $33,134,201   $24,091,717    $15,594,197     $8,209,652     $12,570,978
                                                        ===========   ===========    ===========     ==========     ===========
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life policies...  $29,810,677   $22,256,646    $14,838,938     $7,294,853     $11,196,834
  VEL Plus Series variable life policies..............    3,323,524     1,835,071        755,259        914,799       1,374,144
                                                        -----------   -----------    -----------     ----------     -----------
                                                        $33,134,201   $24,091,717    $15,594,197     $8,209,652     $12,570,978
                                                        ===========   ===========    ===========     ==========     ===========
Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999..............    8,334,776     6,282,221      5,359,827      3,767,621       5,212,550
    Net asset value per unit, December 31, 1999.......  $  3.576662   $  3.542799    $  2.768548     $ 1.936196     $  2.148053
  VEL Plus Series:
    Units outstanding, December 31, 1999..............      919,203       512,389        269,850        467,371         632,817
    Net asset value per unit, December 31, 1999.......  $  3.615660   $  3.581395    $  2.798810     $ 1.957330     $  2.171472

                                                           SELECT
                                                          CAPITAL
                                                        APPRECIATION
                                                        ------------
ASSETS:
Investments in shares of Allmerica Investment Trust...   $6,514,094
Investments in shares of Fidelity Variable Insurance
  Products Funds (VIP)................................           --
Investment in shares of T. Rowe Price International
  Series, Inc.........................................           --
Investment in shares of Delaware Group
  Premium Fund........................................           --
                                                         ----------
  Total assets........................................    6,514,094
LIABILITIES:                                                     --
                                                         ----------
  Net assets..........................................   $6,514,094
                                                         ==========
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life policies...   $5,662,971
  VEL Plus Series variable life policies..............      851,123
                                                         ----------
                                                         $6,514,094
                                                         ==========
Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999..............    2,384,175
    Net asset value per unit, December 31, 1999.......   $ 2.375233
  VEL Plus Series:
    Units outstanding, December 31, 1999..............      354,462
    Net asset value per unit, December 31, 1999.......   $ 2.401171

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                                    SELECT      SELECT
                                                   EMERGING    STRATEGIC   FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                    MARKETS     GROWTH     MONEY MARKET    HIGH INCOME    EQUITY-INCOME
                                                   ---------   ---------   -------------   ------------   -------------
ASSETS:
Investments in shares of Allmerica Investment
  Trust..........................................  $ 908,744   $ 433,527    $       --     $        --     $        --
Investments in shares of Fidelity Variable
  Insurance
  Products Funds (VIP)...........................         --          --     2,177,105      11,690,700      70,424,153
Investment in shares of T. Rowe Price
  International
  Series, Inc....................................         --          --            --              --              --
Investment in shares of Delaware Group
  Premium Fund...................................         --          --            --              --              --
                                                   ---------   ---------    ----------     -----------     -----------
  Total assets...................................    908,744     433,527     2,177,105      11,690,700      70,424,153

LIABILITIES:                                              --          --            --              --              --
                                                   ---------   ---------    ----------     -----------     -----------
  Net assets.....................................  $ 908,744   $ 433,527    $2,177,105     $11,690,700     $70,424,153
                                                   =========   =========    ==========     ===========     ===========

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies.....................................  $ 685,551   $ 409,871    $2,177,105     $11,050,821     $65,410,222
  VEL Plus Series variable life policies.........    223,193      23,656            --         639,879       5,013,931
                                                   ---------   ---------    ----------     -----------     -----------
                                                   $ 908,744   $ 433,527    $2,177,105     $11,690,700     $70,424,153
                                                   =========   =========    ==========     ===========     ===========

Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999.........    490,429     368,744     1,227,827       3,523,635      12,208,087
    Net asset value per unit, December 31,
      1999.......................................  $1.397859   $1.111532    $ 1.773137     $  3.136199     $  5.357942
  VEL Plus Series:
    Units outstanding, December 31, 1999.........    157,601      21,044            --         201,824         925,678
    Net asset value per unit, December 31,
      1999.......................................  $1.416201   $1.124146    $       --     $  3.170493     $  5.416493

                                                                                                   FIDELITY    T. ROWE PRICE
                                                   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP II    VIP II     INTERNATIONAL
                                                      GROWTH        OVERSEAS      ASSET MANAGER    INDEX 500       STOCK
                                                   ------------   ------------   ---------------   ---------   -------------
ASSETS:
Investments in shares of Allmerica Investment
  Trust..........................................  $         --   $        --       $       --     $     --     $       --
Investments in shares of Fidelity Variable
  Insurance
  Products Funds (VIP)...........................   113,530,598    24,470,730        2,665,893        2,608             --
Investment in shares of T. Rowe Price
  International
  Series, Inc....................................            --            --               --           --      4,388,832
Investment in shares of Delaware Group
  Premium Fund...................................            --            --               --           --             --
                                                   ------------   -----------       ----------     ---------    ----------
  Total assets...................................   113,530,598    24,470,730        2,665,893        2,608      4,388,832
LIABILITIES:                                                 --            --               --           --             --
                                                   ------------   -----------       ----------     ---------    ----------
  Net assets.....................................  $113,530,598   $24,470,730       $2,665,893     $  2,608     $4,388,832
                                                   ============   ===========       ==========     =========    ==========
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies.....................................  $107,022,473   $23,267,073       $2,273,712     $     --     $4,032,685
  VEL Plus Series variable life policies.........     6,508,125     1,203,657          392,181        2,608        356,147
                                                   ------------   -----------       ----------     ---------    ----------
                                                   $113,530,598   $24,470,730       $2,665,893     $  2,608     $4,388,832
                                                   ============   ===========       ==========     =========    ==========
Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999.........    11,522,239     6,084,010        1,163,353           --      2,173,551
    Net asset value per unit, December 31,
      1999.......................................  $   9.288340   $  3.824299       $ 1.954447     $     --     $ 1.855344
  VEL Plus Series:
    Units outstanding, December 31, 1999.........       693,114       311,338          198,491        2,369        189,882
    Net asset value per unit, December 31,
      1999.......................................  $   9.389682   $  3.866076       $ 1.975809     $1.100960    $ 1.875615

                                                       DGPF
                                                   INTERNATIONAL
                                                      EQUITY
                                                   -------------
ASSETS:
Investments in shares of Allmerica Investment
  Trust..........................................   $       --
Investments in shares of Fidelity Variable
  Insurance
  Products Funds (VIP)...........................           --
Investment in shares of T. Rowe Price
  International
  Series, Inc....................................           --
Investment in shares of Delaware Group
  Premium Fund...................................    6,426,490
                                                    ----------
  Total assets...................................    6,426,490
LIABILITIES:                                                --
                                                    ----------
  Net assets.....................................   $6,426,490
                                                    ==========
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies.....................................   $5,842,733
  VEL Plus Series variable life policies.........      583,757
                                                    ----------
                                                    $6,426,490
                                                    ==========
Units outstanding and net asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1999.........    2,835,725
    Net asset value per unit, December 31,
      1999.......................................   $ 2.060402
  VEL Plus Series:
    Units outstanding, December 31, 1999.........      280,262
    Net asset value per unit, December 31,
      1999.......................................   $ 2.082889

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                    GROWTH                       INVESTMENT GRADE INCOME
                                                    FOR THE                              FOR THE
                                                  YEAR ENDED                           YEAR ENDED
                                                 DECEMBER 31,                         DECEMBER 31,
                                     -------------------------------------   -------------------------------
                                        1999          1998         1997        1999        1998       1997
                                     -----------   ----------   ----------   ---------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $   388,330   $  567,559   $  683,187   $ 599,912   $557,875   $592,446

EXPENSES:
  Mortality and expense risk
    fees...........................      544,746      474,845      423,602      85,291     84,687     82,739
                                     -----------   ----------   ----------   ---------   --------   --------
    Net investment income (loss)...     (156,416)      92,714      259,585     514,621    473,188    509,707
                                     -----------   ----------   ----------   ---------   --------   --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............    5,618,834      542,213    8,215,255       7,801         --         --
  Net realized gain (loss) from
    sales of investments...........    1,693,454      926,720      800,189        (787)    58,338     16,779
                                     -----------   ----------   ----------   ---------   --------   --------
    Net realized gain (loss).......    7,312,288    1,468,933    9,015,444       7,014     58,338     16,779
  Net unrealized gain (loss).......    8,147,921    7,381,427      592,925    (704,606)   107,408    225,179
                                     -----------   ----------   ----------   ---------   --------   --------

    Net realized and unrealized
      gain (loss)..................   15,460,209    8,850,360    9,608,369    (697,592)   165,746    241,958
                                     -----------   ----------   ----------   ---------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $15,303,793   $8,943,074   $9,867,954   $(182,971)  $638,934   $751,665
                                     ===========   ==========   ==========   =========   ========   ========

                                              MONEY MARKET                        EQUITY INDEX
                                                FOR THE                             FOR THE
                                               YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31,                        DECEMBER 31,
                                     ------------------------------   ------------------------------------
                                       1999       1998       1997        1999         1998         1997
                                     --------   --------   --------   ----------   ----------   ----------
INVESTMENT INCOME:
  Dividends........................  $539,526   $409,925   $417,826   $  301,031   $  279,855   $  228,820
EXPENSES:
  Mortality and expense risk
    fees...........................    93,186     67,856     69,497      279,602      212,580      156,372
                                     --------   --------   --------   ----------   ----------   ----------
    Net investment income (loss)...   446,340    342,069    348,329       21,429       67,275       72,448
                                     --------   --------   --------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............        --         --         --       49,055      671,263      556,659
  Net realized gain (loss) from
    sales of investments...........        --         --         --    1,390,566      928,258    1,026,548
                                     --------   --------   --------   ----------   ----------   ----------
    Net realized gain (loss).......        --         --         --    1,439,621    1,599,521    1,583,207
  Net unrealized gain (loss).......        --         --         --    4,210,982    4,157,317    2,946,018
                                     --------   --------   --------   ----------   ----------   ----------
    Net realized and unrealized
      gain (loss)..................        --         --         --    5,650,603    5,756,838    4,529,225
                                     --------   --------   --------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations.......  $446,340   $342,069   $348,329   $5,672,032   $5,824,113   $4,601,673
                                     ========   ========   ========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                            GOVERNMENT BOND                 SELECT AGGRESSIVE GROWTH
                                                FOR THE                             FOR THE
                                              YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31,                         DECEMBER 31,
                                    -------------------------------   ------------------------------------
                                      1999        1998       1997        1999         1998         1997
                                    ---------   --------   --------   ----------   ----------   ----------
INVESTMENT INCOME:
  Dividends.......................  $ 152,580   $114,701   $112,464   $       --   $       --   $       --

EXPENSES:
  Mortality and expense risk
    fees..........................     23,477     18,390     17,177      236,876      216,937      187,689
                                    ---------   --------   --------   ----------   ----------   ----------
    Net investment income
      (loss)......................    129,103     96,311     95,287     (236,876)    (216,937)    (187,689)
                                    ---------   --------   --------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............         --         --         --           --           --    1,862,473
  Net realized gain (loss) from
    sales of investments..........    (10,540)     8,827     (6,237)   1,629,800      558,112      661,702
                                    ---------   --------   --------   ----------   ----------   ----------
    Net realized gain (loss)......    (10,540)     8,827     (6,237)   1,629,800      558,112    2,524,175
  Net unrealized gain (loss)......   (133,615)    24,441     25,622    7,711,925    2,101,188    1,162,100
                                    ---------   --------   --------   ----------   ----------   ----------

    Net realized and unrealized
      gain (loss).................   (144,155)    33,268     19,385    9,341,725    2,659,300    3,686,275
                                    ---------   --------   --------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations......  $ (15,052)  $129,579   $114,672   $9,104,849   $2,442,363   $3,498,586
                                    =========   ========   ========   ==========   ==========   ==========

                                               SELECT GROWTH                     SELECT GROWTH AND INCOME
                                                  FOR THE                                FOR THE
                                                 YEAR ENDED                             YEAR ENDED
                                                DECEMBER 31,                           DECEMBER 31,
                                    ------------------------------------   ------------------------------------
                                       1999         1998         1997         1999         1998         1997
                                    ----------   ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME:
  Dividends.......................  $   10,497   $   11,966   $   37,821   $  159,779   $  149,234   $  130,921
EXPENSES:
  Mortality and expense risk
    fees..........................     177,454      135,427       96,204      126,773      107,852       90,003
                                    ----------   ----------   ----------   ----------   ----------   ----------
    Net investment income
      (loss)......................    (166,957)    (123,461)     (58,383)      33,006       41,382       40,918
                                    ----------   ----------   ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............     667,040      156,530      677,736    1,068,557       43,671      964,158
  Net realized gain (loss) from
    sales of investments..........     966,339      761,567      227,315      369,872      258,827      251,158
                                    ----------   ----------   ----------   ----------   ----------   ----------
    Net realized gain (loss)......   1,633,379      918,097      905,051    1,438,429      302,498    1,215,316
  Net unrealized gain (loss)......   3,920,725    3,831,083    2,154,291      806,907    1,392,298      660,971
                                    ----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized
      gain (loss).................   5,554,104    4,749,180    3,059,342    2,245,336    1,694,796    1,876,287
                                    ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations......  $5,387,147   $4,625,719   $3,000,959   $2,278,342   $1,736,178   $1,917,205
                                    ==========   ==========   ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                          SELECT VALUE OPPORTUNITY             SELECT INTERNATIONAL EQUITY
                                                   FOR THE                               FOR THE
                                                 YEAR ENDED                            YEAR ENDED
                                                DECEMBER 31,                          DECEMBER 31,
                                     -----------------------------------   -----------------------------------
                                        1999         1998        1997         1999         1998        1997
                                     -----------   --------   ----------   ----------   ----------   ---------
INVESTMENT INCOME:
  Dividends........................  $        52   $ 88,394   $   50,552   $       --   $  136,845   $ 211,007

EXPENSES:
  Mortality and expense risk
    fees...........................       78,319     86,622       64,824       94,188       87,240      71,279
                                     -----------   --------   ----------   ----------   ----------   ---------
    Net investment income (loss)...      (78,267)     1,772      (14,272)     (94,188)      49,605     139,728
                                     -----------   --------   ----------   ----------   ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............      523,882     35,407    1,219,528           --           --     292,738
  Net realized gain (loss) from
    sales of investments...........      103,820    177,640      414,908    1,197,390      874,923     163,180
                                     -----------   --------   ----------   ----------   ----------   ---------
    Net realized gain (loss).......      627,702    213,047    1,634,436    1,197,390      874,923     455,918
  Net unrealized gain (loss).......   (1,108,547)   154,495      (31,480)   1,901,167      529,575    (332,962)
                                     -----------   --------   ----------   ----------   ----------   ---------

    Net realized and unrealized
      gain (loss)..................     (480,845)   367,542    1,602,956    3,098,557    1,404,498     122,956
                                     -----------   --------   ----------   ----------   ----------   ---------
    Net increase (decrease) in net
      assets from operations.......  $  (559,112)  $369,314   $1,588,684   $3,004,369   $1,454,103   $ 262,684
                                     ===========   ========   ==========   ==========   ==========   =========

                                        SELECT CAPITAL APPRECIATION       SELECT EMERGING MARKETS
                                                  FOR THE
                                                YEAR ENDED                 FOR THE        FOR THE
                                               DECEMBER 31,               YEAR ENDED      PERIOD
                                     ---------------------------------   DECEMBER 31,   5/27/98* TO
                                        1999        1998        1997         1999        12/31/98
                                     ----------   ---------   --------   ------------   -----------
INVESTMENT INCOME:
  Dividends........................  $       --   $      --   $     --     $  3,495       $   285
EXPENSES:
  Mortality and expense risk
    fees...........................      49,369      43,664     38,200        4,026           312
                                     ----------   ---------   --------     --------       -------
    Net investment income (loss)...     (49,369)    (43,664)   (38,200)        (531)          (27)
                                     ----------   ---------   --------     --------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       8,718     841,830         --           --            --
  Net realized gain (loss) from
    sales of investments...........     170,122     133,074     60,995       40,447        (1,796)
                                     ----------   ---------   --------     --------       -------
    Net realized gain (loss).......     178,840     974,904     60,995       40,447        (1,796)
  Net unrealized gain (loss).......   1,177,188    (290,988)   560,718      228,896        (2,187)
                                     ----------   ---------   --------     --------       -------
    Net realized and unrealized
      gain (loss)..................   1,356,028     683,916    621,713      269,343        (3,983)
                                     ----------   ---------   --------     --------       -------
    Net increase (decrease) in net
      assets from operations.......  $1,306,659   $ 640,252   $583,513     $268,812       $(4,010)
                                     ==========   =========   ========     ========       =======

*  Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                               SELECT STRATEGIC GROWTH       FIDELITY VIP MONEY MARKET            FIDELITY VIP HIGH INCOME
                                                                      FOR THE                              FOR THE
                                FOR THE        FOR THE               YEAR ENDED                          YEAR ENDED
                               YEAR ENDED      PERIOD               DECEMBER 31,                        DECEMBER 31,
                              DECEMBER 31,   5/27/98* TO   ------------------------------   -------------------------------------
                                  1999        12/31/98       1999       1998       1997        1999         1998          1997
                              ------------   -----------   --------   --------   --------   ----------   -----------   ----------
INVESTMENT INCOME:
  Dividends................     $ 1,291        $  299      $104,266   $111,669   $134,142   $1,112,340   $   877,703   $  767,218

EXPENSES:
  Mortality and expense
    risk fees..............       2,828           190        18,596     18,853     22,756      106,074       110,615      101,942
                                -------        ------      --------   --------   --------   ----------   -----------   ----------
  Net investment income
    (loss).................      (1,537)          109        85,670     92,816    111,386    1,006,266       767,088      665,276
                                -------        ------      --------   --------   --------   ----------   -----------   ----------

REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors.....          --            --            --         --         --       41,583       557,707       94,825
  Net realized gain (loss)
    from sales of
    investments............      11,249          (336)           --         --         --     (260,246)       43,329      507,660
                                -------        ------      --------   --------   --------   ----------   -----------   ----------
    Net realized gain
     (loss)................      11,249          (336)           --         --         --     (218,663)      601,036      602,485
  Net unrealized gain
    (loss).................      45,676         2,726            --         --         --       69,846    (2,008,208)     492,547
                                -------        ------      --------   --------   --------   ----------   -----------   ----------

    Net realized and
     unrealized gain
     (loss)................      56,925         2,390            --         --         --     (148,817)   (1,407,172)   1,095,032
                                -------        ------      --------   --------   --------   ----------   -----------   ----------
    Net increase (decrease)
     in net assets from
     operations............     $55,388        $2,499      $ 85,670   $ 92,816   $111,386   $  857,449   $  (640,084)  $1,760,308
                                =======        ======      ========   ========   ========   ==========   ===========   ==========

* Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           FIDELITY VIP EQUITY-INCOME                   FIDELITY VIP GROWTH
                                                    FOR THE                                   FOR THE
                                                   YEAR ENDED                               YEAR ENDED
                                                  DECEMBER 31,                             DECEMBER 31,
                                     --------------------------------------   ---------------------------------------
                                        1999          1998         1997          1999          1998          1997
                                     -----------   ----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................  $ 1,089,494   $  969,313   $   981,785   $   151,755   $   339,647   $   396,280

EXPENSES:
  Mortality and expense risk
    fees...........................      648,087      634,422       566,813       844,798       657,366       565,772
                                     -----------   ----------   -----------   -----------   -----------   -----------
    Net investment income (loss)...      441,407      334,891       414,972      (693,043)     (317,719)     (169,492)
                                     -----------   ----------   -----------   -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............    2,408,355    3,449,614     4,936,197     9,541,625     8,884,448     1,773,823
  Net realized gain (loss) from
    sales of investments...........    3,508,471    2,222,211     2,055,889     3,525,852     3,173,606     2,849,100
                                     -----------   ----------   -----------   -----------   -----------   -----------
    Net realized gain (loss).......    5,916,826    5,671,825     6,992,086    13,067,477    12,058,054     4,622,923
  Net unrealized gain (loss).......   (2,406,339)   1,147,695     7,687,046    18,088,986    12,643,345     8,211,480
                                     -----------   ----------   -----------   -----------   -----------   -----------

    Net realized and unrealized
      gain (loss)..................    3,510,487    6,819,520    14,679,132    31,156,463    24,701,399    12,834,403
                                     -----------   ----------   -----------   -----------   -----------   -----------
    Net increase (decrease) in net
      assets from operations.......  $ 3,951,894   $7,154,411   $15,094,104   $30,463,420   $24,383,680   $12,664,911
                                     ===========   ==========   ===========   ===========   ===========   ===========

                                            FIDELITY VIP OVERSEAS
                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                     ------------------------------------
                                        1999         1998         1997
                                     ----------   ----------   ----------
INVESTMENT INCOME:
  Dividends........................  $  291,527   $  353,234   $  314,599
EXPENSES:
  Mortality and expense risk
    fees...........................     176,801      168,825      164,466
                                     ----------   ----------   ----------
    Net investment income (loss)...     114,726      184,409      150,133
                                     ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     470,205    1,041,112    1,248,863
  Net realized gain (loss) from
    sales of investments...........   1,656,357      514,428      963,884
                                     ----------   ----------   ----------
    Net realized gain (loss).......   2,126,562    1,555,540    2,212,747
  Net unrealized gain (loss).......   5,049,698      347,082     (508,913)
                                     ----------   ----------   ----------
    Net realized and unrealized
      gain (loss)..................   7,176,260    1,902,622    1,703,834
                                     ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations.......  $7,290,986   $2,087,031   $1,853,967
                                     ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        FIDELITY VIP II ASSET MANAGER       FIDELITY VIP II INDEX 500
                                                   FOR THE
                                                  YEAR ENDED                         FOR THE
                                                 DECEMBER 31,                        PERIOD
                                     ------------------------------------         10/15/99* TO
                                       1999          1998          1997             12/31/99
                                     --------      --------      --------   -------------------------
INVESTMENT INCOME:
  Dividends........................  $ 71,663      $ 57,697      $ 44,294              $--

EXPENSES:
  Mortality and expense risk
    fees...........................    20,896        16,696        13,409               --
                                     --------      --------      --------              ---
  Net investment income (loss).....    50,767        41,001        30,885               --
                                     --------      --------      --------              ---

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............    90,774       173,091       111,110               --
  Net realized gain (loss) from
    sales of investments...........    50,759        29,441        24,571               --
                                     --------      --------      --------              ---
    Net realized gain (loss).......   141,533       202,532       135,681               --
  Net unrealized gain (loss).......    46,533        19,552       110,859               68
                                     --------      --------      --------              ---

    Net realized and unrealized
      gain (loss)..................   188,066       222,084       246,540               68
                                     --------      --------      --------              ---
    Net increase (decrease) in net
      assets from operations.......  $238,833      $263,085      $277,425              $68
                                     ========      ========      ========              ===

                                        T. ROWE PRICE INTERNATIONAL STOCK        DGPF INTERNATIONAL EQUITY
                                                     FOR THE                              FOR THE
                                                   YEAR ENDED                            YEAR ENDED
                                                  DECEMBER 31,                          DECEMBER 31,
                                     ---------------------------------------   ------------------------------
                                        1999           1998          1997        1999       1998       1997
                                     ----------      --------      ---------   --------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $   16,216      $ 41,865      $  30,749   $132,596   $224,118   $175,825
EXPENSES:
  Mortality and expense risk
    fees...........................      33,333        31,640         26,527     54,845     53,965     49,946
                                     ----------      --------      ---------   --------   --------   --------
  Net investment income (loss).....     (17,117)       10,225          4,222     77,751    170,153    125,879
                                     ----------      --------      ---------   --------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............      50,963        14,776         43,561      9,684         --         --
  Net realized gain (loss) from
    sales of investments...........     671,233        65,296        164,337    405,823    182,396    276,622
                                     ----------      --------      ---------   --------   --------   --------
    Net realized gain (loss).......     722,196        80,072        207,898    415,507    182,396    276,622
  Net unrealized gain (loss).......     446,110       395,039       (172,676)   389,867    196,193   (127,979)
                                     ----------      --------      ---------   --------   --------   --------
    Net realized and unrealized
      gain (loss)..................   1,168,306       475,111         35,222    805,374    378,589    148,643
                                     ----------      --------      ---------   --------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $1,151,189      $485,336      $  39,444   $883,125   $548,742   $274,522
                                     ==========      ========      =========   ========   ========   ========

*  Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GROWTH                          INVESTMENT GRADE INCOME
                                                               YEAR ENDED                               YEAR ENDED
                                                              DECEMBER 31,                             DECEMBER 31,
                                                 ---------------------------------------   ------------------------------------
                                                    1999          1998          1997          1999         1998         1997
                                                 -----------   -----------   -----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...............  $  (156,416)  $    92,714   $   259,585   $  514,621   $  473,188   $  509,707
    Net realized gain (loss)...................    7,312,288     1,468,933     9,015,444        7,014       58,338       16,779
    Net unrealized gain (loss).................    8,147,921     7,381,427       592,925     (704,606)     107,408      225,179
                                                 -----------   -----------   -----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      operations...............................   15,303,793     8,943,074     9,867,954     (182,971)     638,934      751,665
                                                 -----------   -----------   -----------   ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...............................    3,845,645     4,147,095     4,632,238      894,855    1,014,569    1,285,975
    Terminations...............................   (2,393,221)   (2,473,432)   (1,791,890)    (552,839)    (674,881)    (316,217)
    Insurance and other charges................   (2,419,965)   (2,385,814)   (2,372,430)    (510,631)    (554,423)    (598,463)
    Transfers between sub-accounts (including
      fixed
      account), net............................   (1,108,733)   (1,184,061)      (23,635)      51,188      243,012   (1,447,854)
    Other transfers from (to) the General
      Account..................................   (1,268,122)   (1,337,883)   (1,229,320)    (231,812)    (161,645)    (242,295)
                                                 -----------   -----------   -----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      policy
      transactions.............................   (3,344,396)   (3,234,095)     (785,037)    (349,239)    (133,368)  (1,318,854)
                                                 -----------   -----------   -----------   ----------   ----------   ----------
    Net increase (decrease) in net assets......   11,959,397     5,708,979     9,082,917     (532,210)     505,566     (567,189)

  NET ASSETS:
    Beginning of year..........................   56,358,558    50,649,579    41,566,662    9,774,774    9,269,208    9,836,397
                                                 -----------   -----------   -----------   ----------   ----------   ----------
    End of year................................  $68,317,955   $56,358,558   $50,649,579   $9,242,564   $9,774,774   $9,269,208
                                                 ===========   ===========   ===========   ==========   ==========   ==========

                                                             MONEY MARKET                             EQUITY INDEX
                                                              YEAR ENDED                               YEAR ENDED
                                                             DECEMBER 31,                             DECEMBER 31,
                                                 -------------------------------------   ---------------------------------------
                                                    1999          1998         1997         1999          1998          1997
                                                 -----------   ----------   ----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...............  $   446,340   $  342,069   $  348,329   $    21,429   $    67,275   $    72,448
    Net realized gain (loss)...................           --           --           --     1,439,621     1,599,521     1,583,207
    Net unrealized gain (loss).................           --           --           --     4,210,982     4,157,317     2,946,018
                                                 -----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from
      operations...............................      446,340      342,069      348,329     5,672,032     5,824,113     4,601,673
                                                 -----------   ----------   ----------   -----------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums...............................    2,737,005    2,295,240    3,773,110     2,171,232     2,058,578     1,915,757
    Terminations...............................   (1,433,409)    (934,244)    (326,856)   (1,145,709)     (861,456)     (505,716)
    Insurance and other charges................   (1,508,430)  (1,485,131)  (1,672,886)   (1,053,724)     (932,334)     (788,505)
    Transfers between sub-accounts (including
      fixed
      account), net............................    3,225,506    1,134,463   (2,372,407)    2,949,488     1,714,844     1,591,851
    Other transfers from (to) the General
      Account..................................     (166,914)     160,429     (111,741)     (706,089)     (597,313)     (352,185)
                                                 -----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from
      policy
      transactions.............................    2,853,758    1,170,757     (710,780)    2,215,198     1,382,319     1,861,202
                                                 -----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets......    3,300,098    1,512,826     (362,451)    7,887,230     7,206,432     6,462,875
  NET ASSETS:
    Beginning of year..........................    8,833,264    7,320,438    7,682,889    27,779,189    20,572,757    14,109,882
                                                 -----------   ----------   ----------   -----------   -----------   -----------
    End of year................................  $12,133,362   $8,833,264   $7,320,438   $35,666,419   $27,779,189   $20,572,757
                                                 ===========   ==========   ==========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         GOVERNMENT BOND                     SELECT AGGRESSIVE GROWTH
                                                            YEAR ENDED                              YEAR ENDED
                                                           DECEMBER 31,                            DECEMBER 31,
                                               ------------------------------------   ---------------------------------------
                                                  1999         1998         1997         1999          1998          1997
                                               ----------   ----------   ----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............  $  129,103   $   96,311   $   95,287   $  (236,876)  $  (216,937)  $  (187,689)
    Net realized gain (loss).................     (10,540)       8,827       (6,237)    1,629,800       558,112     2,524,175
    Net unrealized gain (loss)...............    (133,615)      24,441       25,622     7,711,925     2,101,188     1,162,100
                                               ----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets
      from
      operations.............................     (15,052)     129,579      114,672     9,104,849     2,442,363     3,498,586
                                               ----------   ----------   ----------   -----------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums.............................     399,589      375,767      682,542     2,408,186     2,607,615     2,824,854
    Terminations.............................     (87,850)     (84,678)     (79,493)     (979,356)     (689,211)     (723,396)
    Insurance and other charges..............    (255,204)    (280,376)    (362,563)   (1,064,621)   (1,074,665)   (1,019,076)
    Transfers between sub-accounts (including
      fixed
      account), net..........................     283,486      316,247     (229,565)   (2,240,382)       31,179       949,658
    Other transfers from (to) the General
      Account................................     (14,319)       7,092      (16,829)     (369,747)     (600,291)     (560,210)
                                               ----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets
      from policy
      transactions...........................     325,702      334,052       (5,908)   (2,245,920)      274,627     1,471,830
                                               ----------   ----------   ----------   -----------   -----------   -----------
    Net increase (decrease) in net assets....     310,650      463,631      108,764     6,858,929     2,716,990     4,970,416

  NET ASSETS:
    Beginning of year........................   2,456,041    1,992,410    1,883,646    26,275,272    23,558,282    18,587,866
                                               ----------   ----------   ----------   -----------   -----------   -----------
    End of year..............................  $2,766,691   $2,456,041   $1,992,410   $33,134,201   $26,275,272   $23,558,282
                                               ==========   ==========   ==========   ===========   ===========   ===========

                                                            SELECT GROWTH                       SELECT GROWTH AND INCOME
                                                             YEAR ENDED                                YEAR ENDED
                                                            DECEMBER 31,                              DECEMBER 31,
                                               ---------------------------------------   ---------------------------------------
                                                  1999          1998          1997          1999          1998          1997
                                               -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............  $  (166,957)  $  (123,461)  $   (58,383)  $    33,006   $    41,382   $    40,918
    Net realized gain (loss).................    1,633,379       918,097       905,051     1,438,429       302,498     1,215,316
    Net unrealized gain (loss)...............    3,920,725     3,831,083     2,154,291       806,907     1,392,298       660,971
                                               -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets
      from
      operations.............................    5,387,147     4,625,719     3,000,959     2,278,342     1,736,178     1,917,205
                                               -----------   -----------   -----------   -----------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums.............................    1,441,299     1,467,578     1,393,879       811,749     1,040,338     1,121,777
    Terminations.............................     (954,014)     (630,548)     (295,316)     (662,885)     (385,194)     (367,783)
    Insurance and other charges..............     (774,818)     (682,754)     (547,579)     (544,136)     (550,617)     (533,886)
    Transfers between sub-accounts (including
      fixed
      account), net..........................    1,261,002       588,417     1,941,512       807,623       461,016       942,381
    Other transfers from (to) the General
      Account................................     (459,058)     (310,985)     (408,088)     (268,213)     (296,635)     (335,044)
                                               -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets
      from policy
      transactions...........................      514,411       431,708     2,084,408       144,138       268,908       827,445
                                               -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets....    5,901,558     5,057,427     5,085,367     2,422,480     2,005,086     2,744,650
  NET ASSETS:
    Beginning of year........................   18,190,159    13,132,732     8,047,365    13,171,717    11,166,631     8,421,981
                                               -----------   -----------   -----------   -----------   -----------   -----------
    End of year..............................  $24,091,717   $18,190,159   $13,132,732   $15,594,197   $13,171,717   $11,166,631
                                               ===========   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        SELECT VALUE OPPORTUNITY            SELECT INTERNATIONAL EQUITY
                                               YEAR ENDED                            YEAR ENDED
                                              DECEMBER 31,                          DECEMBER 31,
                                  ------------------------------------  ------------------------------------
                                     1999         1998         1997        1999         1998         1997
                                  -----------  -----------  ----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   (78,267) $     1,772  $  (14,272) $   (94,188) $    49,605  $  139,728
    Net realized gain (loss)....      627,702      213,047   1,634,436    1,197,390      874,923     455,918
    Net unrealized gain
      (loss)....................   (1,108,547)     154,495     (31,480)   1,901,167      529,575    (332,962)
                                  -----------  -----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in
      net assets from
      operations................     (559,112)     369,314   1,588,684    3,004,369    1,454,103     262,684
                                  -----------  -----------  ----------  -----------  -----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      950,663    1,008,376     987,196      868,225    1,037,331   1,200,360
    Terminations................     (316,221)    (367,166)   (170,070)    (617,267)    (288,800)   (265,082)
    Insurance and other
      charges...................     (311,473)    (368,767)   (311,192)    (351,166)    (372,166)   (327,495)
    Transfers between
      sub-accounts (including
      fixed
      account), net.............   (1,934,352)     892,181   1,882,742     (711,392)    (450,756)  2,615,190
    Other transfers from (to)
      the General Account.......     (128,860)    (243,673)   (128,761)    (115,393)    (189,971)   (185,377)
                                  -----------  -----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............   (1,740,243)     920,951   2,259,915     (926,993)    (264,362)  3,037,596
                                  -----------  -----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in
      net assets................   (2,299,355)   1,290,265   3,848,599    2,077,376    1,189,741   3,300,280

  NET ASSETS:
    Beginning of year...........   10,509,007    9,218,742   5,370,143   10,493,602    9,303,861   6,003,581
                                  -----------  -----------  ----------  -----------  -----------  ----------
    End of year.................  $ 8,209,652  $10,509,007  $9,218,742  $12,570,978  $10,493,602  $9,303,861
                                  ===========  ===========  ==========  ===========  ===========  ==========

                                      SELECT CAPITAL APPRECIATION         SELECT EMERGING MARKETS
                                              YEAR ENDED
                                             DECEMBER 31,               YEAR ENDED        PERIOD
                                  -----------------------------------  DECEMBER 31,   FROM 5/27/98*
                                     1999         1998        1997         1999        TO 12/31/98
                                  -----------  ----------  ----------  -------------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $  (49,369)  $  (43,664) $  (38,200)    $   (531)      $    (27)
    Net realized gain (loss)....     178,840      974,904      60,995       40,447         (1,796)
    Net unrealized gain
      (loss)....................   1,177,188     (290,988)    560,718      228,896         (2,187)
                                  ----------   ----------  ----------     --------       --------
    Net increase (decrease) in
      net assets from
      operations................   1,306,659      640,252     583,513      268,812         (4,010)
                                  ----------   ----------  ----------     --------       --------
  FROM POLICY TRANSACTIONS:
    Net premiums................     585,539      635,828     778,775      130,910         23,805
    Terminations................    (254,258)    (188,223)   (428,702)      (6,288)          (694)
    Insurance and other
      charges...................    (220,959)    (231,521)   (214,729)     (10,194)        (1,168)
    Transfers between
      sub-accounts (including
      fixed
      account), net.............    (384,528)     (72,244)    318,469      350,912        141,521
    Other transfers from (to)
      the General Account.......     (81,441)    (138,648)    (82,687)      14,543            595
                                  ----------   ----------  ----------     --------       --------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (355,647)       5,192     371,126      479,883        164,059
                                  ----------   ----------  ----------     --------       --------
    Net increase (decrease) in
      net assets................     951,012      645,444     954,639      748,695        160,049
  NET ASSETS:
    Beginning of year...........   5,563,082    4,917,638   3,962,999      160,049             --
                                  ----------   ----------  ----------     --------       --------
    End of year.................  $6,514,094   $5,563,082  $4,917,638     $908,744       $160,049
                                  ==========   ==========  ==========     ========       ========

*  Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       SELECT STRATEGIC GROWTH
                                                                         FIDELITY VIP MONEY MARKET
                                                        PERIOD                   YEAR ENDED
                                      YEAR ENDED         FROM                   DECEMBER 31,
                                     DECEMBER 31,      5/27/98*     ------------------------------------
                                         1999        TO 12/31/98       1999         1998         1997
                                     -------------   ------------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...    $ (1,537)       $    109     $   85,670   $   92,816   $  111,386
    Net realized gain (loss).......      11,249            (336)            --           --           --
    Net unrealized gain (loss).....      45,676           2,726             --           --           --
                                       --------        --------     ----------   ----------   ----------
    Net increase (decrease) in net
     assets from
      operations...................      55,388           2,499         85,670       92,816      111,386
                                       --------        --------     ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................      21,833          19,993        321,463      394,323      557,101
    Terminations...................      (3,348)             --       (172,248)    (145,072)    (108,207)
    Insurance and other charges....      (5,559)         (1,019)      (343,328)    (384,110)    (405,493)
    Transfers between sub-accounts
     (including fixed
      account), net................     241,221         105,849        339,115      (39,241)      33,400
    Other transfers from (to) the
     General Account...............      (2,801)           (529)       (68,235)     (23,970)    (537,869)
                                       --------        --------     ----------   ----------   ----------
    Net increase (decrease) in net
     assets from policy
      transactions.................     251,346         124,294         76,767     (198,070)    (461,068)
                                       --------        --------     ----------   ----------   ----------
    Net increase (decrease) in net
     assets........................     306,734         126,793        162,437     (105,254)    (349,682)

  NET ASSETS:
    Beginning of year..............     126,793              --      2,014,668    2,119,922    2,469,604
                                       --------        --------     ----------   ----------   ----------
    End of year....................    $433,527        $126,793     $2,177,105   $2,014,668   $2,119,922
                                       ========        ========     ==========   ==========   ==========


                                            FIDELITY VIP HIGH INCOME
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                     ---------------------------------------
                                        1999          1998          1997
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $ 1,006,266   $   767,088   $   665,276
    Net realized gain (loss).......     (218,663)      601,036       602,485
    Net unrealized gain (loss).....       69,846    (2,008,208)      492,547
                                     -----------   -----------   -----------
    Net increase (decrease) in net
     assets from
      operations...................      857,449      (640,084)    1,760,308
                                     -----------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................      965,604     1,182,612     1,284,342
    Terminations...................     (579,865)     (577,032)     (500,117)
    Insurance and other charges....     (557,683)     (635,010)     (632,676)
    Transfers between sub-accounts
     (including fixed
      account), net................     (610,238)      411,921      (165,108)
    Other transfers from (to) the
     General Account...............     (167,067)     (282,159)     (235,669)
                                     -----------   -----------   -----------
    Net increase (decrease) in net
     assets from policy
      transactions.................     (949,249)      100,332      (249,228)
                                     -----------   -----------   -----------
    Net increase (decrease) in net
     assets........................      (91,800)     (539,752)    1,511,080
  NET ASSETS:
    Beginning of year..............   11,782,500    12,322,252    10,811,172
                                     -----------   -----------   -----------
    End of year....................  $11,690,700   $11,782,500   $12,322,252
                                     ===========   ===========   ===========

*  Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           FIDELITY VIP EQUITY-INCOME                    FIDELITY VIP GROWTH
                                             YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                     ---------------------------------------   ----------------------------------------
                                        1999          1998          1997           1999          1998          1997
                                     -----------   -----------   -----------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   441,407   $   334,891   $   414,972   $   (693,043)  $  (317,719)  $  (169,492)
    Net realized gain (loss).......    5,916,826     5,671,825     6,992,086     13,067,477    12,058,054     4,622,923
    Net unrealized gain (loss).....   (2,406,339)    1,147,695     7,687,046     18,088,986    12,643,345     8,211,480
                                     -----------   -----------   -----------   ------------   -----------   -----------
    Net increase (decrease) in net
      assets from
      operations...................    3,951,894     7,154,411    15,094,104     30,463,420    24,383,680    12,664,911
                                     -----------   -----------   -----------   ------------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    4,385,915     5,293,196     5,586,301      5,194,054     5,413,891     6,162,215
    Terminations...................   (3,308,744)   (3,233,988)   (2,575,123)    (4,178,303)   (3,106,874)   (2,882,175)
    Insurance and other charges....   (2,798,336)   (3,011,969)   (2,989,132)    (3,538,134)   (3,165,773)   (3,039,823)
    Transfers between sub-accounts
      (including fixed
      account), net................   (3,833,558)     (700,825)   (1,774,181)     1,939,800    (2,809,723)   (3,702,800)
    Other transfers from (to) the
      General Account..............   (1,291,661)   (1,302,733)   (1,791,193)    (1,831,078)   (1,974,673)   (1,803,002)
                                     -----------   -----------   -----------   ------------   -----------   -----------
    Net increase (decrease) in net
      assets from policy
      transactions.................   (6,846,384)   (2,956,319)   (3,543,328)    (2,413,661)   (5,643,152)   (5,265,585)
                                     -----------   -----------   -----------   ------------   -----------   -----------
    Net increase (decrease) in net
      assets.......................   (2,894,490)    4,198,092    11,550,776     28,049,759    18,740,528     7,399,326

NET ASSETS:
  Beginning of year................   73,318,643    69,120,551    57,569,775     85,480,839    66,740,311    59,340,985
                                     -----------   -----------   -----------   ------------   -----------   -----------
  End of year......................  $70,424,153   $73,318,643   $69,120,551   $113,530,598   $85,480,839   $66,740,311
                                     ===========   ===========   ===========   ============   ===========   ===========

                                              FIDELITY VIP OVERSEAS
                                             YEAR ENDED DECEMBER 31,
                                     ---------------------------------------
                                        1999          1998          1997
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   114,726   $   184,409   $   150,133
    Net realized gain (loss).......    2,126,562     1,555,540     2,212,747
    Net unrealized gain (loss).....    5,049,698       347,082      (508,913)
                                     -----------   -----------   -----------
    Net increase (decrease) in net
      assets from
      operations...................    7,290,986     2,087,031     1,853,967
                                     -----------   -----------   -----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    1,449,864     1,696,787     1,968,560
    Terminations...................     (922,962)     (755,513)     (739,857)
    Insurance and other charges....     (801,362)     (853,111)     (925,180)
    Transfers between sub-accounts
      (including fixed
      account), net................   (1,112,314)     (709,531)   (2,172,320)
    Other transfers from (to) the
      General Account..............     (394,455)     (472,305)     (426,928)
                                     -----------   -----------   -----------
    Net increase (decrease) in net
      assets from policy
      transactions.................   (1,781,229)   (1,093,673)   (2,295,725)
                                     -----------   -----------   -----------
    Net increase (decrease) in net
      assets.......................    5,509,757       993,358      (441,758)
NET ASSETS:
  Beginning of year................   18,960,973    17,967,615    18,409,373
                                     -----------   -----------   -----------
  End of year......................  $24,470,730   $18,960,973   $17,967,615
                                     ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        FIDELITY VIP II ASSET MANAGER           FIDELITY VIP II
                                           YEAR ENDED DECEMBER 31,                 INDEX 500
                                     ------------------------------------         PERIOD FROM
                                        1999         1998         1997       10/15/99* TO 12/31/99
                                     ----------   ----------   ----------   -----------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   50,767   $   41,001   $   30,885           $   --
    Net realized gain (loss).......     141,533      202,532      135,681               --
    Net unrealized gain (loss).....      46,533       19,552      110,859               68
                                     ----------   ----------   ----------           ------
    Net increase (decrease) in net
      assets from
      operations...................     238,833      263,085      277,425               68
                                     ----------   ----------   ----------           ------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     139,895      193,174      155,375              888
    Terminations...................     (89,954)     (81,610)     (34,787)              --
    Insurance and other charges....     (83,706)     (79,580)     (70,273)             (48)
    Transfers between sub-accounts
      (including fixed
      account), net................     278,991      177,963      154,902            1,700
    Other transfers from (to) the
      General Account..............      (8,812)     (18,995)     (31,718)              --
                                     ----------   ----------   ----------           ------
    Net increase (decrease) in net
      assets from policy
      transactions.................     236,414      190,952      173,499            2,540
                                     ----------   ----------   ----------           ------
    Net increase (decrease) in net
      assets.......................     475,247      454,037      450,924            2,608

NET ASSETS:
  Beginning of year................   2,190,646    1,736,609    1,285,685               --
                                     ----------   ----------   ----------           ------
  End of year......................  $2,665,893   $2,190,646   $1,736,609           $2,608
                                     ==========   ==========   ==========           ======

                                      T. ROWE PRICE INTERNATIONAL STOCK          DGPF INTERNATIONAL EQUITY
                                           YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                     ------------------------------------   ------------------------------------
                                        1999         1998         1997         1999         1998         1997
                                     ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (17,117)  $   10,225   $    4,222   $   77,751   $  170,153   $  125,879
    Net realized gain (loss).......     722,196       80,072      207,898      415,507      182,396      276,622
    Net unrealized gain (loss).....     446,110      395,039     (172,676)     389,867      196,193     (127,979)
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from
      operations...................   1,151,189      485,336       39,444      883,125      548,742      274,522
                                     ----------   ----------   ----------   ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     266,618      315,417      393,703      507,378      606,163      777,360
    Terminations...................    (145,509)    (111,303)    (121,194)    (238,718)    (169,917)    (257,744)
    Insurance and other charges....    (128,668)    (130,417)    (127,737)    (241,496)    (269,251)    (283,121)
    Transfers between sub-accounts
      (including fixed
      account), net................    (324,797)    (166,098)   1,108,521     (526,961)    (371,589)     659,562
    Other transfers from (to) the
      General Account..............     (73,544)     (95,539)     (23,046)     (87,364)     (83,301)     (70,903)
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from policy
      transactions.................    (405,900)    (187,940)   1,230,247     (587,161)    (287,895)     825,154
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets.......................     745,289      297,396    1,269,691      295,964      260,847    1,099,676
NET ASSETS:
  Beginning of year................   3,643,543    3,346,147    2,076,456    6,130,526    5,869,679    4,770,003
                                     ----------   ----------   ----------   ----------   ----------   ----------
  End of year......................  $4,388,832   $3,643,543   $3,346,147   $6,426,490   $6,130,526   $5,869,679
                                     ==========   ==========   ==========   ==========   ==========   ==========

*  Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account (VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on April 2, 1987 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL are clearly identified and distinguished from the other assets and liabilities of the Company. VEL cannot be charged with liabilities arising out of any other business of the Company.

    VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL currently offers twenty-two Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund will be renamed Select Investment Grade Income Fund and AIT Growth Fund will be renamed Core Equity Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL. Therefore, no provision for income taxes has been charged against VEL.

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                             PORTFOLIO INFORMATION
                                                      -----------------------------------
                                                                                NET ASSET
                                                       NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                    SHARES        COST      PER SHARE
--------------------                                  -----------  -----------  ---------
Growth..............................................   20,633,632  $45,904,486  $  3.311
Investment Grade Income.............................    8,794,067    9,630,375     1.051
Money Market........................................   12,133,362   12,133,362     1.000
Equity Index........................................    8,784,832   19,406,466     4.060
Government Bond.....................................    2,736,589    2,880,456     1.011
Select Aggressive Growth............................    9,713,926   18,217,545     3.411
Select Growth.......................................    7,901,514   13,227,993     3.049
Select Growth and Income............................    8,067,355   11,256,376     1.933
Select Value Opportunity............................    5,397,536    8,294,310     1.521
Select International Equity.........................    6,189,551    9,681,026     2.031
Select Capital Appreciation.........................    3,172,963    4,918,643     2.053
Select Emerging Markets.............................      703,362      682,035     1.292
Select Strategic Growth.............................      385,015      385,125     1.126
Fidelity VIP Money Market...........................    2,177,105    2,177,105     1.000
Fidelity VIP High Income............................    1,033,661   11,851,987    11.310
Fidelity VIP Equity-Income..........................    2,739,174   44,727,621    25.710
Fidelity VIP Growth.................................    2,066,823   52,922,643    54.930
Fidelity VIP Overseas...............................      891,790   15,346,403    27.440
Fidelity VIP II Asset Manager.......................      142,790    2,314,727    18.670
Fidelity VIP II Index 500...........................           16        2,537   167.410
T. Rowe Price International Stock...................      230,506    3,600,573    19.040
DGPF International Equity...........................      344,954    5,105,768    18.630

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge on the VEL '87 and VEL '91 series of policies of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks; on the VEL Plus series of policies funded by the VEL Account, the charge is 0.50% per annum. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted in the daily computation of unit values and is paid to the Company on a daily basis.

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VEL, and does not receive any compensation for sales of VEL policies. Commissions are paid to registered representatives of Allmerica Investments and certain registered broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL satisfies the current requirements of the regulations, and it intends that VEL will continue to meet such requirements.

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL during the year ended December 31, 1999 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES       SALES
--------------------                                          ------------  ------------
Growth......................................................  $  8,122,510  $  6,004,488
Investment Grade Income.....................................     1,868,080     1,694,897
Money Market................................................    26,202,824    22,902,726
Equity Index................................................     5,652,314     3,366,632
Government Bond.............................................     1,190,841       736,036
Select Aggressive Growth....................................     2,574,299     5,057,095
Select Growth...............................................     3,643,546     2,629,052
Select Growth and Income....................................     2,628,776     1,383,075
Select Value Opportunity....................................     2,252,132     3,546,760
Select International Equity.................................    11,035,517    12,056,698
Select Capital Appreciation.................................     1,052,473     1,448,771
Select Emerging Markets.....................................       771,244       291,892
Select Strategic Growth.....................................       408,398       158,589
Fidelity VIP Money Market...................................       998,781       836,344
Fidelity VIP High Income....................................     7,945,587     7,846,987
Fidelity VIP Equity-Income..................................     5,510,759     9,507,381
Fidelity VIP Growth.........................................    14,187,202     7,752,281
Fidelity VIP Overseas.......................................     5,380,041     6,576,339
Fidelity VIP II Asset Manager...............................       934,623       556,668
Fidelity VIP II Index 500...................................         2,542             2
T. Rowe Price International Stock...........................     4,000,395     4,372,449
DGPF International Equity...................................     2,116,098     2,615,824
                                                              ------------  ------------
                                                              $108,478,982  $101,340,986
                                                              ============  ============

NOTE 7 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.